                       Saxon Asset Securities Trust 2000-1

                                  [SAXON LOGO]

                                 $[450,000,000]

             Mortgage Loan Asset-Backed Certificates, Series 2000-1


              $ [ 100,000,000]      [TBD]%      Class AF-1  Fixed-Rate Certificates
              $ [  42,000,000]      [TBD]%      Class AF-2  Fixed-Rate Certificates
              $ [  40,000,000]      [TBD]%      Class AF-3  Fixed-Rate Certificates
              $ [  30,000,000]      [TBD]%      Class AF-4  Fixed-Rate Certificates
              $ [  21,914,000]      [TBD]%      Class AF-5  Fixed-Rate Certificates
              $ [  26,000,000]      [TBD]%      Class AF-6  Fixed-Rate NAS Certificates
              $ [  15,386,000]      [TBD]%      Class MF-1  Fixed-Rate Certificates
              $ [  10,457,000]      [TBD]%      Class MF-2  Fixed-Rate Certificates
              $ [   8,964,000]      [TBD]%      Class BF-1  Fixed-Rate Certificates
              $ [   4,034,000]      [TBD]%      Class BF-1A Fixed-Rate Accelerated Certificates
              $ [ 120,995,000]   1ML+[TBD]bps   Class AV-1  Floating Rate Certificates
              $ [  12,856,000]   1ML+[TBD]bps   Class MV-1  Floating Rate Certificates
              $ [   9,453,000]   1ML+[TBD]bps   Class MV-2  Floating Rate Certificates
              $ [   4,916,000]   1ML+[TBD]bps   Class BV-1  Floating Rate Certificates
              $ [   3,025,000]      [TBD]%      Class BV-1A Fixed-Rate Accelerated Certificates



The information included herein is provided solely by Prudential Securities Incorporated ("PSI") as underwriter for the Saxon Asset Securities Trust 2000-1 transaction, and not by or as agent for Saxon Mortgage, Inc. or any of its affiliates (collectively, the "Sponsor"). The analysis in this report is accurate to the best of PSI's knowledge and is based on information provided by the Sponsor. PSI makes no representations as to the accuracy of such information provided by the Sponsor. All opinions and conclusions in this report reflect PSI's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PSI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PSI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PSI may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PSI has not addressed the legal, accounting and tax implications of the analysis with respect to you and PSI strongly urges you to seek advice from your counsel, accountant and tax advisor.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

                                 [$450,000,000]
                       Saxon Asset Securities Trust 2000-1
                                Summary of Terms

Group I  Certificates:    Class AF-1  through  Class  AF-6 (the  "Group I Senior
                          Certificates" or "Senior  Certificates");  Class MF-1,
                          MF-2, BF-1 and BF-1A. The Group I Certificates will be backed primarily by the Group I Loans

Group II  Certificates:   Class  AV-1 (the  "Group II  Senior  Certificates"  or
                          "Senior  Certificates");  Class MV-1,  MV-2,  BV-1 and
                          BV-1A  The  Group  II  Certificates   will  be  backed
                          primarily by the Group II Loans.

                          The Group II Certificates and Group I Certificates being collectively referred to as the "Certificates". The Certificates will be referred to hereinafter as the "Offered Certificates".

Lead Manager:             Prudential Securities Incorporated

Co-Managers:              Merrill Lynch & Co., Bank of America Securities LLC,
                          Greenwich Capital Markets, Inc.

The Mortgage Loans:

          Group I Loans:  Fixed-Rate  conventional  home equity  mortgage  loans secured by first and second lien mortgages. The balance of the Group I Loans at closing is expected to be approximately [$298.8] million.
          Group II Loans: Adjustable-Rate   conventional  home  equity  mortgage
                          loans secured by first lien mortgages. The balance of the Group II Loans at closing is expected to be approximately [$151.2 million].

Depositor:                Saxon Asset Securities Company

Seller and Master
Servicer:                 Saxon Mortgage, Inc.

Servicer:                 Meritech Mortgage Services, Inc.

Servicing Fees:           Approximately  [56]  bps  for the  Group  I Loans  and
                          approximately   [55]  bps  for  the   Group  II  Loans
                          (including the master servicing fee)

Trustee:                  Chase Bank of Texas, National Association

Settlement Date:          February  29th,   2000,   through  DTC  Euroclear  and
                          Clearstream

Distribution Date:        The 25th day of each  month  or,  if such day is not a
                          business  day,  the  next  succeeding   business  day,
                          beginning on the March 27th, 2000.

Group I Pricing  Speed:   24% HEP (x% HEP is x%/10 CPR in month 1, increasing by
(Home Equity Prepayment   x%/10 CPR each month through month 10, remaining at x%
-HEP)                     CPR thereafter.)

Group II Pricing Speed:   35% HHEP (x%  HHEP is equal to x% HEP with  months  23
(Hybrid Home Equity       through  25 at 42% CPR and months 35 through 37 at 44%
Prepayment - HHEP)        CPR). Months referring to age of a loan.

Taxation:                 REMIC

ERISA  Consideration:     The Group I Senior Certificates and the
                          Group II Senior Certificates will be ERISA eligible.

SMMEA Considerations:     Only the Class  AV-1 and  Class  MV-1 Certificates
                          will be SMMEA  eligible.  The  remaining
                          offered Certificates will NOT be SMMEA eligible.
--------------------------------------------------------------------------------
                                       2

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------


Initial Class Sizes:      Group I Certificates                           Group II Certificates
                          --------------------                           ---------------------
                      Class AF-1 through  Class AF-6   [87.00%]      Class AV-1            [80.00%]
                      Class MF-1                        [5.15%]      Class MV-1             [8.50%]
                      Class MF-2                        [3.50%]      Class MV-2             [6.25%]
                      Class BF-1                        [3.00%]      Class BV-1             [3.25%]
                      Class BF-1A                       [1.35%]      Class BV-1A            [2.00%]
                      Overcollateralization             [3.00%]      Overcollateralization  [2.75%]
                      Target                                         Target


                             (Note:  Target will be partially met by accelerating (paying)
                             the Class B-1A Certificates with excess interest as described herein.)


Credit Enhancement:       A combination of:
                          -     Excess monthly cash flow
                          -     Cross-Collateralization
                          -     Bond Subordination

Distributions             Interest   collections   (net  of  servicing,   master
of Interest:              servicing  and trustee  fees) will be allocated in the
                          following priority:

                          With respect to a group:
                          1. Current  interest  and any interest  carry  forward
                             amount (plus interest on this amount) to the Senior Certificates;
                          2. Current interest to the Class M-1 Certificates;
                          3. Current interest to the Class M-2 Certificates;
                          4. Current   interest   to  the  Class  B-1  and  B-1A
                             Certificates with equal priority;
                          5. Extra  principal  distributions  required  to reach
                             overcollateralization targets, provided that the principal balance of the related Class B-1A Certificate has been reduced to zero;
                          6. Extra  principal  distributions  to cover  realized
                             losses not covered in step #5;
                          7. Excess  applied to any  interest  carry  forward on
                             subordinate classes;
                          8. Excess made available to the other collateral group
                             (i.e. cross-collateralization - repeat steps #1 through #7 above, provided, however, step #5 will be skipped until the principal balance of the related Class B-1A Certificates has been reduced to zero);
                          9. In  the  case  of  Group   II,   to  the  Group  II
                             Certificates (in the order in which distributions of current interest are made) for Group II Certificates Carryover;
                         10. Class B-1A Additional Principal;
                         11. Excess to the residual holder.

Group II Certificates    If on any Distribution  Date the Pass Through Rate for
Carryover Amount:        a Class of the Group II  Certificates is based on upon
                         the Group II  Available  Funds Cap,  the excess of (i)
                         the amount of interest that such Class would have been
                         entitled to receive on such Distribution Date based on
                         LIBOR plus the  Applicable  Spread  (but not more than
                         the  weighted  average  of the  maximum  lifetime  net
                         Mortgage  Interest  Rates  for Group II) over (ii) the
                         amount  of  interest  such  Class   received  on  such
                         Distribution  Date  based on the  Group  II  Available
                         Funds Cap,  together  with the  unpaid  portion of any
                         such  excess  from  prior   Distribution   Dates  (and
                         interest  accrued  thereon at the then applicable Pass
                         Through  Rate,  without  giving effect to the Group II
                         Available Funds Cap).


--------------------------------------------------------------------------------
                                       3

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

Principal             Collections of  Principal  BEFORE the Stepdown Date, or if
Priority:             a  CaTrigger  Event  exists,  will  be  allocated  in  the following priority:

                      Group I Cashflows
                       1. Pay AF-6 according to the following Lockout Percentage
                          Distribution Date:
                          Mar. 2000 - Feb. 2003       [0%]
                          Mar. 2003 - Feb. 2005       [45%]
                          Mar. 2005 - Feb. 2006       [80%]
                          Mar. 2006 - Feb. 2007       [100%]
                          Mar. 2007 and thereafter    [300%]
                       2. Pay Classes AF-1 through AF-6 sequentially  until each
                          is reduced to zero.
                       3. Pay Classes MF-1,  MF-2,  BF-1 and BF-1A  sequentially
                          until each is reduced to zero.

                      Group II Cashflows
                       1. To the Class  AV-1  Certificates  until the Class AV-1
                          Certificate balance is reduced to zero.
                       2. Pay Classes MV-1,  MV-2,  BV-1 and BV-1A  sequentially
                          until each is reduced to zero.

                      Collections of Principal ON and AFTER the Stepdown date, (assuming no Trigger Event is in effect) will be allocated in the following priority:

                      Group I Cashflows
                       Pay the Class AF-1 through Class AF-6 (according to priority), Class MF-1, Class MF-2, Class BF-1 and Class BF-1A concurrently in accordance with enhancement targets, equal to 2.0 times the initial enhancement target for each class:

                                                Approximate Targeted Credit
                                        Enhancement (Bond Subordination and O/C)
                                        ----------------------------------------


                         Class AF-1                       [29.3%]
                         through AF-6
                         Class MF-1                       [19.0%]
                         Class MF-2                       [12.0%]
                         Class BF-1                       [6.0%]
                         Class BF-1A                      [0.0%]

                      Group II Cashflows
                       Pay Class AV-1, Class MV-1, Class MV, Class BV-1 and Class BV-1A concurrently in accordance with enhancement targets equal to 2.0 times the initial enhancement target for each class:

                                               Approximate Targeted Credit
                                        Enhancement (Bond Subordination and O/C)
                                        ----------------------------------------


                         Class AV-1                       [41.5%]
                         Class MV-1                       [24.5%]
                         Class MV-2                       [12.0%]
                         Class BV-1                       [5.5%]
                         Class BV-1A                      [0.0%]

--------------------------------------------------------------------------------
                                       4

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------


Class B-1A Additional    After paying the amounts of interest and principal due
Principal:               of the Certificates  described above, the Trustee will
                         apply a portion of the remaining  Interest Funds,  the
                         "Applicable  Percentage",  with respect to a Group, if
                         any, to the  payment of  additional  principal  to the
                         Class B-1A  Certificates  relating to such group until
                         the  principal   balances  of  such  Certificates  are
                         reduced to zero. The Applicable Percentage for each Group is as follows:

                         Distribution Dates in March 2000 through [April 2001] (Subject to certain triggers):
                         Group I:  67.5%
                         Group II: 67.5%

                         With respect to any Distribution Date on or after [May 2001], or a Distribution Date before [May 2001] when certain triggers are in effect:
                         Group I:  100%
                         Group II: 100%

Stepdown Date:           With respect to a group, the earlier of (1) the date on
                         which the principal balance of the Senior  Certificates
                         of the related group is reduced to $0 and (2) the later
                         of: (x) the [37th]  Distribution Date and (y) the first
                         Distribution Date on which (i) with respect to Group I,
                         the   principal   balance   of  the   Group  I   Senior
                         Certificates is less than or equal to [70.7%] of the principal balance of the Group I Loans or (ii) with respect to Group II, the principal balance of the Group
                         II Senior Certificates is less than or equal to [58.5%] of the principal balance of the Group II Loans.

Trigger Event:           Occurs  with  respect  to a loan  group  when  60+  day
                         delinquency percentage is greater than (x) [50%] of the
                         senior   enhancement   percentage   for  the   Group  I
                         Certificates or (y) [40%] of the senior enhancement percentage for the Group II Certificates.

Optional Termination     The Distribution Date on which the aggregate  principal
Date:                    balance  of Group I Loans  and  Group  II Loans  has be
                         reduced to less than 10% of the original principal balance of the Mortgage Loans.

Prospectus:              The Offered  Certificates are being offered pursuant to
                         a Prospectus  which  includes a  Prospectus  Supplement
                         (together, the "Prospectus"). Complete information with
                         respect to the Offered  Certificates and the Collateral
                         is  contained  in  the  Prospectus.  The  foregoing  is
                         qualified in its entirety by the information  appearing
                         in the Prospectus.  To the extent that the foregoing is
                         inconsistent with the Prospectus,  the Prospectus shall
                         govern   in  all   respects.   Sales  of  the   Offered
                         Certificates   may  not  be   consummated   unless  the
                         purchaser has received the Prospectus.

Contacts:                Call  the desk at (212)  778-2741,  John  Mawe at (212)
                         778-1166,  Howard  Blecher at (212)  778-4429,  Brendan
                         Keane  at  (212)   778-4231,   Mike  Mattera  at  (212)
                         778-4459, or Andrew Kloch at (212) 778-7458 with any questions.

--------------------------------------------------------------------------------
                                       5

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

Class Information

-----------------------------------------------------------------------------------------------------
                                        Average Life Average Life
          Class Size   Expected Ratings   To Call    To Maturity
 Class   ($ millions)  (Moody's/Fitch)   (years)      (years)    Stated Maturity    Payment Window(4)
-----------------------------------------------------------------------------------------------------
 AF-1      100.000        Aaa/AAA         [0.9]        [0.9]       [12/25/14]    [3/25/00 - 10/25/01]
 AF-2       42.000        Aaa/AAA         [2.0]        [2.0]       [12/25/14]    [10/25/01 - 7/25/02]
 AF-3       40.000        Aaa/AAA         [3.0]        [3.0]       [10/25/20]     [7/25/02 - 1/25/04]
 AF-4(1)    30.000        Aaa/AAA         [4.9]        [4.9]        [1/25/27]     [1/25/04 - 7/25/06]
 AF-5(1)    21.914        Aaa/AAA         [7.3]       [10.6]        [3/25/30]     [7/25/06 - 7/25/07]
 AF-6(1)    26.000        Aaa/AAA         [6.2]        [6.6]        [3/25/30]     [4/25/03 - 7/25/07]
 MF-1(1)    15.386         Aa2/AA         [5.3]        [6.0]        [3/25/30]     [3/25/03 - 7/25/07]
 MF-2(1)    10.457          A2/A          [5.3]        [6.0]        [3/25/30]     [3/25/03 - 7/25/07]
 BF-1(1)     8.964         Baa2/BBB       [5.3]        [5.8]        [3/25/30]     [3/25/03 - 7/25/07]
 BF-1A(1)    4.034       [Baa1/BBB] (3)   [0.6]        [0.6]        [5/25/01]     [3/25/00 - 3/25/01]
 AV-1(2)   120.995        Aaa/AAA         [1.9]        [1.9]        [3/25/30]     [3/25/00 - 7/25/07]
 MV-1(2)    12.856         Aa2/AA         [4.8]        [4.9]        [3/25/30]    [10/25/03 - 7/25/07]
 MV-2(2)     9.453          A2/A          [4.3]        [4.4]        [3/25/30]     [6/25/03 - 7/25/07]
 BV-1(2)     4.916        Baa2/BBB        [4.1]        [4.1]        [3/25/30]     [4/25/03 - 7/25/07]
 BV-1A(2)    3.025      [Baa1/BBB] (3)    [0.5]        [0.5]        [5/25/01]     [3/25/00 - 2/25/01]
-----------------------------------------------------------------------------------------------------

(1)    May be  subject to the Group I  Available  Funds Cap
(2)    Subject to the Group II Available Funds Cap
(3)    Subject to final rating agency approval 4 To Call

Group I
-------

Group I Available Funds  A rate equal to the  weighted average  net coupon rate
Cap:                     (i.e.,   the   weighted   average   coupon  rate  less
                         approximately [0.56%]) for the Group I Loans.

Payment Delay:           24 days.

Coupon  Step-Up at 10%   If the Mortgage Loans are not purchased on the Optional
Optional Termination     Termination  Date, the coupon on the Class AF-5, Class
Date:                    MF-1 MF-2  Certificates  will  increase  by [50] basis
                         points.

Interest Accrual Period: For the Group I Certificates, interest will accrue from the first day of the preceding month until the last day of the preceding month (assuming a year with twelve 30 day months - 30/360).

Group II
--------

Group II                 The cap is calculated as the total  scheduled  interest
Available Funds Cap:     for the related due period less monthly  servicing  and
                         master servicing fees (approximately [0.55%]) divided by the outstanding principal balance of the Group II
                         Certificates (divided by Act/360).


Coupon Step-Up at 10% If the Mortgage Loans are not purchased on the Optional Optional Termination Termination Date the coupon on the Class AV-1
Date:                    Certificates  shall be raised  to LIBOR + [2x]  Spread;
                         and the Class MV-1, MV-2 and BV-1 Certificates shall be raised to LIBOR + [1.5x] Spread, subject to the Group
                         II Available Funds Cap.


Payment Delay:           0 days (except for BV-1A Certificates which is 24 days)

Interest Accrual Period: Interest  will accrue from the  preceding  Distribution
                         Date (or, with respect to the first accrual period, the Settlement Date) to, but not including, the related Distribution Date (except for BV-1A Certificates which will accrue at 30/360)


                       SAXON ASSET SECURITIES TRUST 2000-1

--------------------------------------------------------------------------------
                                       6

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

  Available Funds Schedule

  Calculated using Group II Net WAC (Assuming 30/360 Daycount)


  DATE       COUPON
 --------- ---------

  03/00       9.672
  04/00       9.672
  05/00       9.672
  06/00       9.672
  07/00       9.672
  08/00       9.672
  09/00       9.672
  10/00       9.671
  11/00       9.671
  12/00       9.671
  01/01       9.671
  02/01       9.677

  03/01       9.677
  04/01       9.677
  05/01       9.677
  06/01       9.677
  07/01       9.677
  08/01       9.677
  09/01       9.677
  10/01       9.677
  11/01       9.677
  12/01       9.677
  01/02      10.813
  02/02      10.816

  03/02      10.816
  04/02      10.817
  05/02      10.817
  06/02      10.817
  07/02      10.821
  08/02      10.821

--------------------------------------------------------------------------------
                                       7

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

                                ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $100,000,000.00              BOND AF-1 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/      150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE      REP_LINE

     99-24              7.37        7.42        7.39        7.37       7.28
     99-24+             7.35        7.41        7.38        7.35       7.25
     99-25              7.34        7.39        7.36        7.34       7.23
     99-25+             7.32        7.38        7.34        7.32       7.20
     99-26              7.30        7.36        7.32        7.30       7.17
     99-26+             7.28        7.35        7.31        7.28       7.15
     99-27              7.26        7.33        7.29        7.26       7.12
     99-27+             7.24        7.32        7.27        7.24       7.10

     99-28              7.22        7.30        7.26        7.22       7.07
     99-28+             7.21        7.29        7.24        7.21       7.05
     99-29              7.19        7.27        7.22        7.19       7.02
     99-29+             7.17        7.26        7.20        7.17       7.00
     99-30              7.15        7.24        7.19        7.15       6.97
     99-30+             7.13        7.23        7.17        7.13       6.95
     99-31              7.11        7.21        7.15        7.11       6.92
     99-31+             7.10        7.20        7.14        7.10       6.90

    100-00              7.08        7.18        7.12        7.08       6.87
    100-00+             7.06        7.17        7.10        7.06       6.85
    100-01              7.04        7.15        7.08        7.04       6.82
    100-01+             7.02        7.14        7.07        7.02       6.80
    100-02              7.00        7.12        7.05        7.00       6.77
    100-02+             6.98        7.11        7.03        6.98       6.75
    100-03              6.97        7.09        7.02        6.97       6.72
    100-03+             6.95        7.08        7.00        6.95       6.70

    100-04              6.93        7.06        6.98        6.93       6.67
    100-04+             6.91        7.05        6.96        6.91       6.65
    100-05              6.89        7.03        6.95        6.89       6.62
    100-05+             6.87        7.02        6.93        6.87       6.60
    100-06              6.86        7.00        6.91        6.86       6.57
    100-06+             6.84        6.99        6.90        6.84       6.55
    100-07              6.82        6.97        6.88        6.82       6.52
    100-07+             6.80        6.96        6.86        6.80       6.50

First Payment          0.069       0.069       0.069       0.069      0.069
Average Life           0.903       1.122       0.978       0.903      0.658
Last Payment           1.653       2.069       1.819       1.653      1.153
Mod.Dur. @ 100-00      0.840       1.033       0.906       0.840      0.620
Accrued Interest       0.586       0.586       0.586       0.586      0.586


--------------------------------------------------------------------------------
                                       8

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

                              ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $42,000,000.00               BOND AF-2 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/      150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE     REP_LINE

     99-24              7.62        7.65        7.63        7.62       7.57
     99-24+             7.61        7.64        7.62        7.61       7.56
     99-25              7.60        7.64        7.62        7.60       7.54
     99-25+             7.59        7.63        7.61        7.59       7.53
     99-26              7.59        7.62        7.60        7.59       7.52
     99-26+             7.58        7.62        7.59        7.58       7.51
     99-27              7.57        7.61        7.58        7.57       7.50
     99-27+             7.56        7.60        7.58        7.56       7.48

     99-28              7.55        7.60        7.57        7.55       7.47
     99-28+             7.54        7.59        7.56        7.54       7.46
     99-29              7.53        7.58        7.55        7.53       7.45
     99-29+             7.53        7.58        7.54        7.53       7.43
     99-30              7.52        7.57        7.54        7.52       7.42
     99-30+             7.51        7.56        7.53        7.51       7.41
     99-31              7.50        7.55        7.52        7.50       7.40
     99-31+             7.49        7.55        7.51        7.49       7.39

    100-00              7.48        7.54        7.51        7.48       7.37
    100-00+             7.47        7.53        7.50        7.47       7.36
    100-01              7.46        7.53        7.49        7.46       7.35
    100-01+             7.46        7.52        7.48        7.46       7.34
    100-02              7.45        7.51        7.47        7.45       7.33
    100-02+             7.44        7.51        7.47        7.44       7.31
    100-03              7.43        7.50        7.46        7.43       7.30
    100-03+             7.42        7.49        7.45        7.42       7.29

    100-04              7.41        7.49        7.44        7.41       7.28
    100-04+             7.40        7.48        7.43        7.40       7.27
    100-05              7.40        7.47        7.43        7.40       7.25
    100-05+             7.39        7.47        7.42        7.39       7.24
    100-06              7.38        7.46        7.41        7.38       7.23
    100-06+             7.37        7.45        7.40        7.37       7.22
    100-07              7.36        7.45        7.39        7.36       7.21
    100-07+             7.35        7.44        7.39        7.35       7.19

First Payment          1.653       2.069       1.819       1.653      1.153
Average Life           2.008       2.637       2.216       2.008      1.405
Last Payment           2.403       3.236       2.653       2.403      1.653
Mod.Dur. @ 100-00      1.798       2.305       1.968       1.798      1.287
Accrued Interest       0.593       0.593       0.593       0.593      0.593

--------------------------------------------------------------------------------
                                       9

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

                               ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $40,000,000.00               BOND AF-3 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/       150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE       REP_LINE

     99-24              7.74        7.76        7.75        7.74        7.69
     99-24+             7.73        7.75        7.74        7.73        7.68
     99-25              7.72        7.75        7.73        7.72        7.67
     99-25+             7.72        7.75        7.73        7.72        7.66
     99-26              7.71        7.74        7.72        7.71        7.65
     99-26+             7.71        7.74        7.72        7.71        7.65
     99-27              7.70        7.73        7.71        7.70        7.64
     99-27+             7.69        7.73        7.71        7.69        7.63

     99-28              7.69        7.72        7.70        7.69        7.62
     99-28+             7.68        7.72        7.70        7.68        7.61
     99-29              7.68        7.71        7.69        7.68        7.60
     99-29+             7.67        7.71        7.69        7.67        7.59
     99-30              7.66        7.70        7.68        7.66        7.58
     99-30+             7.66        7.70        7.68        7.66        7.57
     99-31              7.65        7.70        7.67        7.65        7.57
     99-31+             7.65        7.69        7.66        7.65        7.56

    100-00              7.64        7.69        7.66        7.64        7.55
    100-00+             7.63        7.68        7.65        7.63        7.54
    100-01              7.63        7.68        7.65        7.63        7.53
    100-01+             7.62        7.67        7.64        7.62        7.52
    100-02              7.62        7.67        7.64        7.62        7.51
    100-02+             7.61        7.66        7.63        7.61        7.50
    100-03              7.60        7.66        7.63        7.60        7.49
    100-03+             7.60        7.65        7.62        7.60        7.49

    100-04              7.59        7.65        7.62        7.59        7.48
    100-04+             7.59        7.65        7.61        7.59        7.47
    100-05              7.58        7.64        7.61        7.58        7.46
    100-05+             7.57        7.64        7.60        7.57        7.45
    100-06              7.57        7.63        7.59        7.57        7.44
    100-06+             7.56        7.63        7.59        7.56        7.43
    100-07              7.56        7.62        7.58        7.56        7.42
    100-07+             7.55        7.62        7.58        7.55        7.41

--------------------------------------------------------------------------------
                                       10

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

First Payment          2.403       3.236       2.653       2.403       1.653
Average Life           3.005       4.164       3.402       3.005       1.940
Last Payment           3.903       5.403       4.403       3.903       2.236
Mod.Dur. @ 100-00      2.587       3.431       2.884       2.587       1.740
Accrued Interest       0.599       0.599       0.599       0.599       0.599


                               ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $30,000,000.00               BOND AF-4 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/     150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE     REP_LINE

     99-24              8.04        8.06        8.05        8.04      7.99
     99-24+             8.04        8.06        8.05        8.04      7.98
     99-25              8.03        8.05        8.04        8.03      7.98
     99-25+             8.03        8.05        8.04        8.03      7.97
     99-26              8.03        8.05        8.04        8.03      7.96
     99-26+             8.02        8.05        8.03        8.02      7.96
     99-27              8.02        8.04        8.03        8.02      7.95
     99-27+             8.01        8.04        8.02        8.01      7.94

     99-28              8.01        8.04        8.02        8.01      7.94
     99-28+             8.01        8.03        8.02        8.01      7.93
     99-29              8.00        8.03        8.01        8.00      7.92
     99-29+             8.00        8.03        8.01        8.00      7.91
     99-30              7.99        8.03        8.01        7.99      7.91
     99-30+             7.99        8.02        8.00        7.99      7.90
     99-31              7.99        8.02        8.00        7.99      7.89
     99-31+             7.98        8.02        8.00        7.98      7.89

    100-00              7.98        8.01        7.99        7.98      7.88
    100-00+             7.97        8.01        7.99        7.97      7.87
    100-01              7.97        8.01        7.99        7.97      7.87
    100-01+             7.97        8.01        7.98        7.97      7.86
    100-02              7.96        8.00        7.98        7.96      7.85
    100-02+             7.96        8.00        7.98        7.96      7.84
    100-03              7.95        8.00        7.97        7.95      7.84
    100-03+             7.95        7.99        7.97        7.95      7.83

    100-04              7.95        7.99        7.96        7.95      7.82
    100-04+             7.94        7.99        7.96        7.94      7.82
    100-05              7.94        7.99        7.96        7.94      7.81
    100-05+             7.93        7.98        7.95        7.93      7.80
    100-06              7.93        7.98        7.95        7.93      7.80
    100-06+             7.93        7.98        7.95        7.93      7.79
    100-07              7.92        7.97        7.94        7.92      7.78
    100-07+             7.92        7.97        7.94        7.92      7.77

--------------------------------------------------------------------------------
                                       11

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

First Payment          3.903       5.403       4.403       3.903       2.236
Average Life           4.910       7.518       5.708       4.910       2.537
Last Payment           6.403       9.986       8.319       6.403       2.903
Mod.Dur. @ 100-00      3.908       5.410       4.402       3.908       2.215
Accrued Interest       0.620       0.620       0.620       0.620       0.620


                              ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $21,914,000.00               BOND AF-5 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/     150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24              8.32        8.33        8.32        8.32      8.29
     99-24+             8.32        8.33        8.32        8.32      8.28
     99-25              8.31        8.33        8.32        8.31      8.28
     99-25+             8.31        8.32        8.32        8.31      8.27
     99-26              8.31        8.32        8.31        8.31      8.27
     99-26+             8.31        8.32        8.31        8.31      8.26
     99-27              8.30        8.32        8.31        8.30      8.26
     99-27+             8.30        8.31        8.31        8.30      8.25

     99-28              8.30        8.31        8.30        8.30      8.25
     99-28+             8.29        8.31        8.30        8.29      8.24
     99-29              8.29        8.31        8.30        8.29      8.24
     99-29+             8.29        8.30        8.30        8.29      8.23
     99-30              8.28        8.30        8.29        8.28      8.23
     99-30+             8.28        8.30        8.29        8.28      8.23
     99-31              8.28        8.30        8.29        8.28      8.22
     99-31+             8.28        8.29        8.28        8.28      8.22

    100-00              8.27        8.29        8.28        8.27      8.21
    100-00+             8.27        8.29        8.28        8.27      8.21
    100-01              8.27        8.29        8.28        8.27      8.20
    100-01+             8.26        8.29        8.27        8.26      8.20
    100-02              8.26        8.28        8.27        8.26      8.19
    100-02+             8.26        8.28        8.27        8.26      8.19
    100-03              8.26        8.28        8.27        8.26      8.18
    100-03+             8.25        8.28        8.26        8.25      8.18

    100-04              8.25        8.27        8.26        8.25      8.17
    100-04+             8.25        8.27        8.26        8.25      8.17
    100-05              8.24        8.27        8.26        8.24      8.16
    100-05+             8.24        8.27        8.25        8.24      8.16
    100-06              8.24        8.26        8.25        8.24      8.15
    100-06+             8.23        8.26        8.25        8.23      8.15
    100-07              8.23        8.26        8.24        8.23      8.14
    100-07+             8.23        8.26        8.24        8.23      8.14

--------------------------------------------------------------------------------
                                       12

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



First Payment          6.403       9.986       8.319       6.403       2.903
Average Life           7.289       9.986       8.319       7.289       3.963
Last Payment           7.403       9.986       8.319       7.403       4.653
Mod.Dur. @ 100-00      5.284       6.570       5.810       5.284       3.246
Accrued Interest       0.640       0.640       0.640       0.640       0.640


                               ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $26,000,000.00               BOND AF-6 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/      150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE      REP_LINE

     99-24              7.94        7.94        7.94        7.94        7.92
     99-24+             7.93        7.94        7.93        7.93        7.92
     99-25              7.93        7.93        7.93        7.93        7.91
     99-25+             7.93        7.93        7.93        7.93        7.91
     99-26              7.92        7.93        7.93        7.92        7.91
     99-26+             7.92        7.92        7.92        7.92        7.90
     99-27              7.92        7.92        7.92        7.92        7.90
     99-27+             7.91        7.92        7.92        7.91        7.89

     99-28              7.91        7.92        7.91        7.91        7.89
     99-28+             7.91        7.91        7.91        7.91        7.88
     99-29              7.90        7.91        7.91        7.90        7.88
     99-29+             7.90        7.91        7.90        7.90        7.88
     99-30              7.90        7.90        7.90        7.90        7.87
     99-30+             7.89        7.90        7.90        7.89        7.87
     99-31              7.89        7.90        7.89        7.89        7.86
     99-31+             7.89        7.89        7.89        7.89        7.86

    100-00              7.88        7.89        7.89        7.88        7.86
    100-00+             7.88        7.89        7.88        7.88        7.85
    100-01              7.88        7.88        7.88        7.88        7.85
    100-01+             7.87        7.88        7.88        7.87        7.84
    100-02              7.87        7.88        7.87        7.87        7.84
    100-02+             7.87        7.88        7.87        7.87        7.83
    100-03              7.86        7.87        7.87        7.86        7.83
    100-03+             7.86        7.87        7.86        7.86        7.83

    100-04              7.86        7.87        7.86        7.86        7.82
    100-04+             7.85        7.86        7.86        7.85        7.82
    100-05              7.85        7.86        7.86        7.85        7.81
    100-05+             7.85        7.86        7.85        7.85        7.81
    100-06              7.84        7.85        7.85        7.84        7.81
    100-06+             7.84        7.85        7.85        7.84        7.80
    100-07              7.84        7.85        7.84        7.84        7.80
    100-07+             7.83        7.85        7.84        7.83        7.79

--------------------------------------------------------------------------------
                                       12

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                             Saxon Asset Securities Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

First Payment          3.153       3.069       3.069       3.153       3.819
Average Life           6.226       6.905       6.517       6.226       4.591
Last Payment           7.403       9.986       8.319       7.403       4.653
Mod.Dur. @ 100-00      4.713       5.066       4.868       4.713       3.720
Accrued Interest       0.611       0.611       0.611       0.611       0.611
Treas to Avg Life      0.000       0.000       0.000       0.000       0.000



                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $15,386,000.00               BOND MF-1 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00

                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/      150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24              8.33        8.34        8.33        8.33      8.31
     99-24+             8.32        8.34        8.33        8.32      8.30
     99-25              8.32        8.33        8.32        8.32      8.30
     99-25+             8.31        8.33        8.32        8.31      8.29
     99-26              8.31        8.33        8.32        8.31      8.29
     99-26+             8.31        8.32        8.31        8.31      8.28
     99-27              8.30        8.32        8.31        8.30      8.28
     99-27+             8.30        8.32        8.31        8.30      8.28

     99-28              8.29        8.31        8.30        8.29      8.27
     99-28+             8.29        8.31        8.30        8.29      8.27
     99-29              8.29        8.31        8.30        8.29      8.26
     99-29+             8.28        8.30        8.29        8.28      8.26
     99-30              8.28        8.30        8.29        8.28      8.25
     99-30+             8.28        8.30        8.28        8.28      8.25
     99-31              8.27        8.30        8.28        8.27      8.24
     99-31+             8.27        8.29        8.28        8.27      8.24

    100-00              8.26        8.29        8.27        8.26      8.23
    100-00+             8.26        8.29        8.27        8.26      8.23
    100-01              8.26        8.28        8.27        8.26      8.22
    100-01+             8.25        8.28        8.26        8.25      8.22
--------------------------------------------------------------------------------
                                       14
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------
    100-02              8.25        8.28        8.26        8.25      8.21
    100-02+             8.25        8.27        8.26        8.25      8.21
    100-03              8.24        8.27        8.25        8.24      8.20
    100-03+             8.24        8.27        8.25        8.24      8.20

    100-04              8.23        8.26        8.25        8.23      8.19
    100-04+             8.23        8.26        8.24        8.23      8.19
    100-05              8.23        8.26        8.24        8.23      8.18
    100-05+             8.22        8.26        8.24        8.22      8.18
    100-06              8.22        8.25        8.23        8.22      8.18
    100-06+             8.21        8.25        8.23        8.21      8.17
    100-07              8.21        8.25        8.23        8.21      8.17
    100-07+             8.21        8.24        8.22        8.21      8.16

First Payment          3.069       3.569       3.069       3.069     3.486
Average Life           5.315       7.090       5.910       5.315     3.989
Last Payment           7.403       9.986       8.319       7.403     4.653
Mod.Dur. @ 100-00      4.081       5.063       4.424       4.081     3.270
Accrued Interest       0.642       0.642       0.642       0.642     0.642



                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $10,457,000.00               BOND MF-2 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/     150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24              8.83        8.84        8.83        8.83      8.81
     99-24+             8.83        8.84        8.83        8.83      8.80
     99-25              8.82        8.84        8.83        8.82      8.80
     99-25+             8.82        8.83        8.82        8.82      8.79
     99-26              8.81        8.83        8.82        8.81      8.79
     99-26+             8.81        8.83        8.82        8.81      8.78
     99-27              8.81        8.82        8.81        8.81      8.78
     99-27+             8.80        8.82        8.81        8.80      8.77

     99-28              8.80        8.82        8.81        8.80      8.77
     99-28+             8.79        8.82        8.80        8.79      8.76
     99-29              8.79        8.81        8.80        8.79      8.76
     99-29+             8.79        8.81        8.80        8.79      8.75
     99-30              8.78        8.81        8.79        8.78      8.75
     99-30+             8.78        8.80        8.79        8.78      8.74
     99-31              8.77        8.80        8.78        8.77      8.74
     99-31+             8.77        8.80        8.78        8.77      8.73

--------------------------------------------------------------------------------
                                       15
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

    100-00              8.77        8.79        8.78        8.77      8.73
    100-00+             8.76        8.79        8.77        8.76      8.72
    100-01              8.76        8.79        8.77        8.76      8.72
    100-01+             8.76        8.78        8.77        8.76      8.71
    100-02              8.75        8.78        8.76        8.75      8.71
    100-02+             8.75        8.78        8.76        8.75      8.70
    100-03              8.74        8.77        8.76        8.74      8.70
    100-03+             8.74        8.77        8.75        8.74      8.69

    100-04              8.74        8.77        8.75        8.74      8.69
    100-04+             8.73        8.77        8.75        8.73      8.68
    100-05              8.73        8.76        8.74        8.73      8.68
    100-05+             8.72        8.76        8.74        8.72      8.67
    100-06              8.72        8.76        8.74        8.72      8.67
    100-06+             8.72        8.75        8.73        8.72      8.66
    100-07              8.71        8.75        8.73        8.71      8.66
    100-07+             8.71        8.75        8.72        8.71      8.65

First Payment          3.069       3.569       3.069       3.069       3.236
Average Life           5.307       7.090       5.910       5.307       3.836
Last Payment           7.403       9.986       8.319       7.403       4.653
Mod.Dur. @ 100-00      4.014       4.969       4.352       4.014       3.125
Accrued Interest       0.680       0.680       0.680       0.680       0.680


                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $8,964,000.00                BOND BF-1 BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/      150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE     REP_LINE

     99-24              9.81        9.83        9.82        9.81      9.78
     99-24+             9.80        9.82        9.81        9.80      9.78
     99-25              9.80        9.82        9.81        9.80      9.77
     99-25+             9.80        9.82        9.80        9.80      9.76
     99-26              9.79        9.81        9.80        9.79      9.76
     99-26+             9.79        9.81        9.80        9.79      9.75
     99-27              9.78        9.81        9.79        9.78      9.75
     99-27+             9.78        9.80        9.79        9.78      9.74

     99-28              9.78        9.80        9.79        9.78      9.74
     99-28+             9.77        9.80        9.78        9.77      9.73
     99-29              9.77        9.79        9.78        9.77      9.73
     99-29+             9.76        9.79        9.78        9.76      9.72
     99-30              9.76        9.79        9.77        9.76      9.72

--------------------------------------------------------------------------------
                                       16
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

     99-30+             9.76        9.78        9.77        9.76      9.71
     99-31              9.75        9.78        9.76        9.75      9.71
     99-31+             9.75        9.78        9.76        9.75      9.70

    100-00              9.74        9.77        9.76        9.74      9.70
    100-00+             9.74        9.77        9.75        9.74      9.69
    100-01              9.74        9.77        9.75        9.74      9.69
    100-01+             9.73        9.76        9.75        9.73      9.68
    100-02              9.73        9.76        9.74        9.73      9.68
    100-02+             9.72        9.76        9.74        9.72      9.67
    100-03              9.72        9.75        9.73        9.72      9.67
    100-03+             9.72        9.75        9.73        9.72      9.66

    100-04              9.71        9.75        9.73        9.71      9.66
    100-04+             9.71        9.75        9.72        9.71      9.65
    100-05              9.71        9.74        9.72        9.71      9.65
    100-05+             9.70        9.74        9.72        9.70      9.64
    100-06              9.70        9.74        9.71        9.70      9.64
    100-06+             9.69        9.73        9.71        9.69      9.63
    100-07              9.69        9.73        9.71        9.69      9.63
    100-07+             9.69        9.73        9.70        9.69      9.62

First Payment          3.069       3.569       3.069       3.069     3.153
Average Life           5.307       7.090       5.910       5.307     3.757
Last Payment           7.403       9.986       8.319       7.403     4.653
Mod.Dur. @ 100-00      3.900       4.794       4.218       3.900     3.003
Accrued Interest       0.755       0.755       0.755       0.755     0.755



                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $4,034,000.00               BOND BF-1A BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/    150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24              8.46        8.46        8.46        8.46      8.48
     99-24+             8.43        8.43        8.43        8.43      8.45
     99-25              8.40        8.39        8.40        8.40      8.42
     99-25+             8.37        8.36        8.37        8.37      8.40
     99-26              8.34        8.33        8.34        8.34      8.37
     99-26+             8.31        8.30        8.31        8.31      8.34
     99-27              8.28        8.27        8.28        8.28      8.31
     99-27+             8.25        8.24        8.25        8.25      8.28
--------------------------------------------------------------------------------
                                       17
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

     99-28              8.22        8.21        8.22        8.22      8.25
     99-28+             8.19        8.18        8.19        8.19      8.22
     99-29              8.16        8.15        8.16        8.16      8.19
     99-29+             8.13        8.12        8.13        8.13      8.16
     99-30              8.10        8.09        8.10        8.10      8.13
     99-30+             8.07        8.06        8.07        8.07      8.10
     99-31              8.04        8.03        8.04        8.04      8.07
     99-31+             8.01        8.00        8.00        8.01      8.04

    100-00              7.98        7.97        7.97        7.98      8.02
    100-00+             7.95        7.94        7.94        7.95      7.99
    100-01              7.92        7.91        7.91        7.92      7.96
    100-01+             7.89        7.87        7.88        7.89      7.93
    100-02              7.86        7.84        7.85        7.86      7.90
    100-02+             7.83        7.81        7.82        7.83      7.87
    100-03              7.80        7.78        7.79        7.80      7.84
    100-03+             7.77        7.75        7.76        7.77      7.81

    100-04              7.74        7.72        7.73        7.74      7.78
    100-04+             7.71        7.69        7.70        7.71      7.75
    100-05              7.68        7.66        7.67        7.68      7.72
    100-05+             7.65        7.63        7.64        7.65      7.69
    100-06              7.62        7.60        7.61        7.62      7.67
    100-06+             7.59        7.57        7.58        7.59      7.64
    100-07              7.56        7.54        7.55        7.56      7.61
    100-07+             7.53        7.51        7.52        7.53      7.58

First Payment          0.069       0.069       0.069       0.069     0.069
Average Life           0.550       0.543       0.547       0.550     0.569
Last Payment           1.069       1.069       1.069       1.069     1.153
Mod.Dur. @ 100-00      0.515       0.508       0.512       0.515     0.532
Accrued Interest       0.694       0.694       0.694       0.694     0.694


                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $120,995,000.00        BOND AV-1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/      150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE      REP_LINE

     99-24             40.66       36.61       38.84       40.66      50.33
     99-24+            39.74       35.95       38.04       39.74      48.80
     99-25             38.82       35.28       37.24       38.82      47.28
     99-25+            37.90       34.62       36.43       37.90      45.76
     99-26             36.99       33.95       35.63       36.99      44.24
     99-26+            36.07       33.29       34.82       36.07      42.72

--------------------------------------------------------------------------------
                                       18
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

     99-27             35.15       32.63       34.02       35.15      41.19
     99-27+            34.24       31.96       33.22       34.24      39.67

     99-28             33.32       31.30       32.41       33.32      38.15
     99-28+            32.40       30.64       31.61       32.40      36.63
     99-29             31.49       29.97       30.81       31.49      35.11
     99-29+            30.57       29.31       30.01       30.57      33.59
     99-30             29.66       28.65       29.21       29.66      32.07
     99-30+            28.74       27.99       28.40       28.74      30.55
     99-31             27.83       27.32       27.60       27.83      29.04
     99-31+            26.91       26.66       26.80       26.91      27.52

    100-00             26.00       26.00       26.00       26.00      26.00
    100-00+            25.09       25.34       25.20       25.09      24.48
    100-01             24.17       24.68       24.40       24.17      22.97
    100-01+            23.26       24.02       23.60       23.26      21.45
    100-02             22.35       23.36       22.80       22.35      19.93
    100-02+            21.43       22.69       22.00       21.43      18.42
    100-03             20.52       22.03       21.20       20.52      16.90
    100-03+            19.61       21.37       20.40       19.61      15.38

    100-04             18.70       20.71       19.60       18.70      13.87
    100-04+            17.78       20.05       18.80       17.78      12.35
    100-05             16.87       19.39       18.00       16.87      10.84
    100-05+            15.96       18.73       17.20       15.96       9.32
    100-06             15.05       18.07       16.41       15.05       7.81
    100-06+            14.14       17.42       15.61       14.14       6.30
    100-07             13.23       16.76       14.81       13.23       4.78
    100-07+            12.32       16.10       14.01       12.32       3.27

First Payment          0.069       0.069       0.069       0.069      0.069
Average Life           1.864       2.696       2.165       1.864      1.060
Last Payment           7.403       9.986       8.319       7.403      2.319
Mod.Dur. @ 100-00      1.641       2.267       1.873       1.641      0.988
Accrued Interest       0.000       0.000       0.000       0.000      0.000



                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $12,856,000.00         BOND MV-1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/     150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24             56.07       55.52       56.00       56.07      57.20

--------------------------------------------------------------------------------
                                       19

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

     99-24+            55.69       55.17       55.63       55.69      56.75
     99-25             55.31       54.83       55.25       55.31      56.30
     99-25+            54.93       54.48       54.88       54.93      55.85
     99-26             54.55       54.14       54.50       54.55      55.40
     99-26+            54.17       53.79       54.12       54.17      54.95
     99-27             53.79       53.45       53.75       53.79      54.50
     99-27+            53.41       53.10       53.37       53.41      54.05

     99-28             53.03       52.76       53.00       53.03      53.60
     99-28+            52.65       52.41       52.62       52.65      53.15
     99-29             52.27       52.07       52.25       52.27      52.70
     99-29+            51.89       51.72       51.87       51.89      52.25
     99-30             51.51       51.38       51.50       51.51      51.80
     99-30+            51.14       51.03       51.12       51.14      51.35
     99-31             50.76       50.69       50.75       50.76      50.90
     99-31+            50.38       50.34       50.37       50.38      50.45

    100-00             50.00       50.00       50.00       50.00      50.00
    100-00+            49.62       49.66       49.63       49.62      49.55
    100-01             49.24       49.31       49.25       49.24      49.10
    100-01+            48.86       48.97       48.88       48.86      48.65
    100-02             48.49       48.62       48.50       48.49      48.20
    100-02+            48.11       48.28       48.13       48.11      47.75
    100-03             47.73       47.93       47.75       47.73      47.31
    100-03+            47.35       47.59       47.38       47.35      46.86

    100-04             46.97       47.25       47.01       46.97      46.41
    100-04+            46.60       46.90       46.63       46.60      45.96
    100-05             46.22       46.56       46.26       46.22      45.51
    100-05+            45.84       46.22       45.88       45.84      45.06
    100-06             45.46       45.87       45.51       45.46      44.61
    100-06+            45.08       45.53       45.14       45.08      44.17
    100-07             44.71       45.18       44.76       44.71      43.72
    100-07+            44.33       44.84       44.39       44.33      43.27

First Payment          3.653       3.236       3.486       3.653      2.319
Average Life           4.770       5.446       4.864       4.770      3.902
Last Payment           7.403       9.986       8.319       7.403      4.653
Mod.Dur. @ 100-00      3.959       4.352       4.002       3.959      3.337
Accrued Interest       0.000       0.000       0.000       0.000      0.000


                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $9,453,000.00          BOND MV-2 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/    150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE   REP_LINE

     99-24            101.67      100.65      101.34      101.67      103.87
     99-24+           101.25      100.30      100.94      101.25      103.32


--------------------------------------------------------------------------------
                                       20

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

     99-25            100.83       99.94      100.55      100.83      102.76
     99-25+           100.42       99.59      100.15      100.42      102.21
     99-26            100.00       99.24       99.75      100.00      101.65
     99-26+            99.58       98.88       99.36       99.58      101.10
     99-27             99.16       98.53       98.96       99.16      100.54
     99-27+            98.75       98.18       98.56       98.75       99.99

     99-28             98.33       97.82       98.17       98.33       99.43
     99-28+            97.91       97.47       97.77       97.91       98.88
     99-29             97.50       97.12       97.37       97.50       98.32
     99-29+            97.08       96.76       96.98       97.08       97.77
     99-30             96.66       96.41       96.58       96.66       97.22
     99-30+            96.25       96.06       96.19       96.25       96.66
     99-31             95.83       95.71       95.79       95.83       96.11
     99-31+            95.42       95.35       95.40       95.42       95.55

    100-00             95.00       95.00       95.00       95.00       95.00
    100-00+            94.58       94.65       94.60       94.58       94.45
    100-01             94.17       94.30       94.21       94.17       93.89
    100-01+            93.75       93.94       93.81       93.75       93.34
    100-02             93.34       93.59       93.42       93.34       92.79
    100-02+            92.92       93.24       93.02       92.92       92.23
    100-03             92.50       92.89       92.63       92.50       91.68
    100-03+            92.09       92.53       92.23       92.09       91.13

    100-04             91.67       92.18       91.84       91.67       90.57
    100-04+            91.26       91.83       91.44       91.26       90.02
    100-05             90.84       91.48       91.05       90.84       89.47
    100-05+            90.43       91.13       90.65       90.43       88.91
    100-06             90.01       90.77       90.26       90.01       88.36
    100-06+            89.60       90.42       89.86       89.60       87.81
    100-07             89.18       90.07       89.47       89.18       87.26
    100-07+            88.77       89.72       89.07       88.77       86.70

First Payment          3.319       3.153       3.236       3.319       2.653
Average Life           4.347       5.389       4.644       4.347       3.107
Last Payment           7.403       9.986       8.319       7.403       4.653
Mod.Dur. @ 100-00      3.596       4.244       3.783       3.596       2.701
Accrued Interest       0.000       0.000       0.000       0.000       0.000

--------------------------------------------------------------------------------
                                       21
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------




                                 ****** PRELIMINARY MARKETING INFORMATION ******


ORIGINAL BALANCE: $4,916,000.00          BOND BV-1 DISCOUNT MARGIN ACT/360 TABLE
YIELD TABLE DATE: 02/29/00
                                                ASSUMED CONSTANT LIBOR-1M 5.8800
           PRICING SPEED
                     100REP/      75REP/      90REP/     100REP/     150REP/
     PRICE          REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE

     99-24            227.16      225.94      226.72      227.16      229.81
     99-24+           226.71      225.57      226.30      226.71      229.19
     99-25            226.26      225.19      225.88      226.26      228.58
     99-25+           225.81      224.82      225.46      225.81      227.96
     99-26            225.37      224.45      225.04      225.37      227.35
     99-26+           224.92      224.08      224.62      224.92      226.74
     99-27            224.47      223.71      224.20      224.47      226.13
     99-27+           224.02      223.34      223.78      224.02      225.51

     99-28            223.58      222.97      223.36      223.58      224.90
     99-28+           223.13      222.60      222.94      223.13      224.29
     99-29            222.68      222.22      222.52      222.68      223.67
     99-29+           222.23      221.85      222.10      222.23      223.06
     99-30            221.79      221.48      221.68      221.79      222.45
     99-30+           221.34      221.11      221.26      221.34      221.84
     99-31            220.89      220.74      220.84      220.89      221.22
     99-31+           220.45      220.37      220.42      220.45      220.61

    100-00            220.00      220.00      220.00      220.00      220.00
    100-00+           219.55      219.63      219.58      219.55      219.39
    100-01            219.11      219.26      219.16      219.11      218.78
    100-01+           218.66      218.89      218.74      218.66      218.16
    100-02            218.21      218.52      218.32      218.21      217.55
    100-02+           217.77      218.15      217.90      217.77      216.94
    100-03            217.32      217.78      217.49      217.32      216.33
    100-03+           216.88      217.41      217.07      216.88      215.72

    100-04            216.43      217.04      216.65      216.43      215.11
    100-04+           215.98      216.67      216.23      215.98      214.50
    100-05            215.54      216.30      215.81      215.54      213.89
    100-05+           215.09      215.93      215.39      215.09      213.27
    100-06            214.65      215.56      214.97      214.65      212.66
    100-06+           214.20      215.19      214.55      214.20      212.05
    100-07            213.76      214.82      214.14      213.76      211.44
    100-07+           213.31      214.45      213.72      213.31      210.83

First Payment          3.153       3.069       3.069       3.153       2.486
Average Life           4.128       5.279       4.481       4.128       2.837
Last Payment           7.403       9.986       8.319       7.403       4.319
Mod.Dur. @ 100-00      3.333       4.017       3.549       3.333       2.432
Accrued Interest       0.000       0.000       0.000       0.000       0.000


--------------------------------------------------------------------------------
                                       22

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

                               ******  PRELIMINARY  MARKETING  INFORMATION******


ORIGINAL BALANCE: $3,025,000.00               BOND BV-1A BE-YIELD TABLE
YIELD TABLE DATE: 02/29/00
                                                      PREPAYMENT SPEED
           PRICING SPEED
                  24.0%/     100REP/      75REP/      90REP/     100REP/  150REP/
     PRICE      REP_LINE    REP_LINE    REP_LINE    REP_LINE    REP_LINE  REP_LINE
     99-24          8.54        8.54        8.53        8.53        8.54    8.56
     99-24+         8.50        8.50        8.49        8.50        8.50    8.53
     99-25          8.47        8.47        8.46        8.46        8.47    8.50
     99-25+         8.43        8.43        8.42        8.43        8.43    8.46
     99-26          8.40        8.40        8.38        8.39        8.40    8.43
     99-26+         8.36        8.36        8.35        8.36        8.36    8.40
     99-27          8.33        8.33        8.31        8.32        8.33    8.36
     99-27+         8.29        8.29        8.28        8.29        8.29    8.33

     99-28          8.26        8.26        8.24        8.25        8.26    8.30
     99-28+         8.22        8.22        8.21        8.22        8.22    8.26
     99-29          8.19        8.19        8.17        8.18        8.19    8.23
     99-29+         8.16        8.16        8.14        8.15        8.16    8.20
     99-30          8.12        8.12        8.10        8.11        8.12    8.16
     99-30+         8.09        8.09        8.07        8.08        8.09    8.13
     99-31          8.05        8.05        8.03        8.04        8.05    8.10
     99-31+         8.02        8.02        8.00        8.01        8.02    8.06

    100-00          7.98        7.98        7.96        7.97        7.98    8.03
    100-00+         7.95        7.95        7.93        7.94        7.95    8.00
    100-01          7.91        7.91        7.89        7.90        7.91    7.96
    100-01+         7.88        7.88        7.86        7.87        7.88    7.93
    100-02          7.84        7.84        7.82        7.84        7.84    7.90
    100-02+         7.81        7.81        7.79        7.80        7.81    7.86
    100-03          7.78        7.78        7.75        7.77        7.78    7.83
    100-03+         7.74        7.74        7.72        7.73        7.74    7.80

    100-04          7.71        7.71        7.68        7.70        7.71    7.76
    100-04+         7.67        7.67        7.65        7.66        7.67    7.73
    100-05          7.64        7.64        7.61        7.63        7.64    7.70
    100-05+         7.60        7.60        7.58        7.59        7.60    7.66
    100-06          7.57        7.57        7.54        7.56        7.57    7.63
    100-06+         7.53        7.53        7.51        7.52        7.53    7.60
    100-07          7.50        7.50        7.47        7.49        7.50    7.57
    100-07+         7.47        7.47        7.44        7.45        7.47    7.53

First Payment      0.069       0.069       0.069       0.069       0.069  0.069
Average Life       0.478       0.478       0.471       0.475       0.478  0.497
Last Payment       0.986       0.986       0.986       0.986       0.986  1.069
Mod.Dur. @ 100-00  0.449       0.449       0.442       0.446       0.449  0.466
Accrued Interest   0.708       0.708       0.708       0.708       0.708  0.708


--------------------------------------------------------------------------------
                                       23
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------





                                Deal Name: SASTA 2000-1
                             Cut Off Date: 2/1/00
                               Collateral: Fixed Rate Mortgages
                                     Size: $231,279,410.83
                             Mortgage Summary Report

----------------------------------------------------------------

                          Number of Loans:                2,505

                              Lien Status:     1st and 2nd Lien
                                                          Loans

      Aggregate Current Principal Balance:      $231,279,410.83
     Aggregate Original Principal Balance:      $231,506,638.94

     Weighted Average Gross Interest Rate:              10.404%
                Gross Interest Rate Range:     7.250% - 15.990%

----------------------------------------------------------------

        Average Current Principal Balance:           $92,327.11
       Average Original Principal Balance:           $92,417.82

        Maximum Current Principal Balance:          $499,778.80
        Minimum Current Principal Balance:            $9,979.27

       Maximum Original Principal Balance:          $500,000.00
       Minimum Original Principal Balance:           $10,000.00

    Weighted Average Rem Term to Mat Date:              339.566 (1)
              Stated Remaining Term Range:             57 - 360

   Weighted Average Age (First Pay to Paid                2.064
                                 Through):
                                Age Range:               0 - 35

           Weighted Average Original Term:              341.630 (1)
                      Original Term Range:             60 - 360

            Weighted Average Original LTV:              74.972%
                       Original LTV Range:     6.410% - 95.000%

            Weighted Average Combined LTV:              77.631% (2)
                       Combined LTV Range:   17.860% - 100.000%

    Weighted Average Debt-to-Income Ratio:              39.302% (3)
               Debt-to-Income Ratio Range:     2.070% - 79.740%

   Weighted Average Borrower Credit Score:              593.096 (4)
              Borrower Credit Score Range:            427 - 795

----------------------------------------------------------------

(1) For balloon loans,  original and rem term to fully amortizing  maturity date
(2) For 2,270 1st lien loans with no CLTV,  original LTV is used
(3) Excludes 18 loans missing DTI ratio
(4) Excludes 70 loans missing FICO score

--------------------------------------------------------------------------------
                                       24
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



                                     COUPON

                                                                                       Percentage of
         Coupon Range                                               Number of       Aggregate Unpaid       Cut-Off Date
                                                                     Mortgage       Principal Balance        Aggregate
                                                                      Loans                                Principal Bal
          7.000%(less than)to(less than or equal to) 7.250%                1           $214,032.71               0.09
          7.250%(less than)to(less than or equal to) 7.500%                2           $155,000.00               0.07
          7.500%(less than)to(less than or equal to) 7.750%               10         $1,164,577.72               0.50
          7.750%(less than)to(less than or equal to) 8.000%               23         $3,968,685.56               1.72
          8.000%(less than)to(less than or equal to) 8.250%               25         $3,358,795.79               1.45
          8.250%(less than)to(less than or equal to) 8.500%               49         $7,816,619.42               3.38
          8.500%(less than)to(less than or equal to) 8.750%               70         $9,346,078.77               4.04
          8.750%(less than)to(less than or equal to) 9.000%               96        $12,047,537.51               5.21
          9.000%(less than)to(less than or equal to) 9.250%               78        $10,023,807.35               4.33
          9.250%(less than)to(less than or equal to) 9.500%              131        $17,049,963.92               7.37
          9.500%(less than)to(less than or equal to) 9.750%              140        $16,844,658.10               7.28
         9.750%(less than)to(less than or equal to) 10.000%              216        $23,045,531.11               9.96
        10.000%(less than)to(less than or equal to) 10.250%              136        $13,701,605.66               5.92
        10.250%(less than)to(less than or equal to) 10.500%              182        $15,654,989.32               6.77
        10.500%(less than)to(less than or equal to) 10.750%              169        $14,201,655.67               6.14
        10.750%(less than)to(less than or equal to) 11.000%              212        $17,799,691.70               7.70
        11.000%(less than)to(less than or equal to) 11.250%              118         $9,469,698.79               4.09
        11.250%(less than)to(less than or equal to) 11.500%              161        $11,780,951.69               5.09
        11.500%(less than)to(less than or equal to) 11.750%              111         $8,955,915.70               3.87
        11.750%(less than)to(less than or equal to) 12.000%              134         $9,114,611.31               3.94
        12.000%(less than)to(less than or equal to) 12.250%               81         $4,879,817.59               2.11
        12.250%(less than)to(less than or equal to) 12.500%               82         $4,819,841.50               2.08
        12.500%(less than)to(less than or equal to) 12.750%               66         $4,160,772.99               1.80
        12.750%(less than)to(less than or equal to) 13.000%               64         $3,635,298.67               1.57
        13.000%(less than)to(less than or equal to) 13.250%               35         $2,162,343.55               0.93
        13.250%(less than)to(less than or equal to) 13.500%               32         $1,540,451.68               0.67
        13.500%(less than)to(less than or equal to) 13.750%               21         $1,067,435.20               0.46
        13.750%(less than)to(less than or equal to) 14.000%               26         $1,280,306.79               0.55
        14.000%(less than)to(less than or equal to) 14.250%               10           $601,037.42               0.26
        14.250%(less than)to(less than or equal to) 14.500%               15           $780,538.08               0.34
        14.500%(less than)to(less than or equal to) 14.750%                8           $481,366.40               0.21
        15.750%(less than)to(less than or equal to) 16.000%                1           $155,793.16               0.07
----------------------------------------------------------------------------------------------------------------------
                                                      Total:            2,505       $231,279,410.83            100.00%
=====================================================================================================================

                           REMAINING AMORTIZATION TERM

                                                                                                   Percentage of
        Rem Term Range                                       Number of       Aggregate Unpaid       Cut-Off Date
                                                             Mortgage         Principal Balance        Aggregate
                                                              Loans                                  Principal Bal

   54(less than)to(less than or equal to) 60                 4            $85,175.35                0.04
  114(less than)to(less than or equal to) 120               40         $1,555,420.99                0.67
  138(less than)to(less than or equal to) 144                9           $524,309.88                0.23
  168(less than)to(less than or equal to) 174                9           $543,367.06                0.23
  174(less than)to(less than or equal to) 180              334        $17,715,075.53                7.66
  228(less than)to(less than or equal to) 234                3           $160,638.68                0.07
  234(less than)to(less than or equal to) 240               53         $3,240,087.62                1.40
  264(less than)to(less than or equal to) 270                1           $231,306.00                0.10
  294(less than)to(less than or equal to) 300                6           $478,296.97                0.21
  342(less than)to(less than or equal to) 348                1           $274,262.65                0.12
  348(less than)to(less than or equal to) 354               39         $5,869,260.26                2.54
  354(less than)to(less than or equal to) 360            2,006       $200,602,209.84               86.74
-----------------------------------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
=======================================================================================================================


--------------------------------------------------------------------------------
                                       25
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------




                               ORIGINAL LTV RANGE

                                                                                                   Percentage of
                               Original LTV Range           Number of       Aggregate Unpaid       Cut-Off Date
                                                            Mortgage       Principal Balance        Aggregate
                                                              Loans                                Principal Bal
             5.00(less than)to(less than or equal to) 10.00       23           $511,184.22                0.22
            10.00(less than)to(less than or equal to) 15.00       52         $1,528,945.14                0.66
            15.00(less than)to(less than or equal to) 20.00       63         $2,943,934.44                1.27
            20.00(less than)to(less than or equal to) 25.00       48         $2,701,422.24                1.17
            25.00(less than)to(less than or equal to) 30.00       41         $2,063,028.61                0.89
            30.00(less than)to(less than or equal to) 35.00       29         $1,279,925.74                0.55
            35.00(less than)to(less than or equal to) 40.00       34         $1,638,641.38                0.71
            40.00(less than)to(less than or equal to) 45.00       38         $2,353,310.67                1.02
            45.00(less than)to(less than or equal to) 50.00       66         $4,643,406.03                2.01
            50.00(less than)to(less than or equal to) 55.00       49         $3,334,970.41                1.44
            55.00(less than)to(less than or equal to) 60.00       81         $6,289,335.79                2.72
            60.00(less than)to(less than or equal to) 65.00      124        $10,001,812.95                4.32
            65.00(less than)to(less than or equal to) 70.00      209        $21,000,575.07                9.08
            70.00(less than)to(less than or equal to) 75.00      301        $29,459,088.65               12.74
            75.00(less than)to(less than or equal to) 80.00      604        $64,033,221.10               27.69
            80.00(less than)to(less than or equal to) 85.00      312        $31,514,532.31               13.63
            85.00(less than)to(less than or equal to) 90.00      396        $42,352,716.97               18.31
            90.00(less than)to(less than or equal to) 95.00       35         $3,629,359.11                1.57
-------------------------------------------------------------------------------------------------------------------
                                              Total:            2,505       $231,279,410.83             100.00%
===================================================================================================================



                           ORIGINAL COMBINED LTV RANGE

                                                                                                             Percentage of
                                         Original CLTV Range          Number of       Aggregate Unpaid       Cut-Off Date
                                                                       Mortgage       Principal Balance        Aggregate
                                                                        Loans                                Principal Bal
            15.00(less than)to(less than or equal to) 20.00                2            $44,925.94                0.02
            20.00(less than)to(less than or equal to) 25.00                2            $60,834.22                0.03
            25.00(less than)to(less than or equal to) 30.00               17           $655,589.21                0.28
            30.00(less than)to(less than or equal to) 35.00               17           $716,746.56                0.31
            35.00(less than)to(less than or equal to) 40.00               25         $1,061,181.06                0.46
            40.00(less than)to(less than or equal to) 45.00               34         $2,145,520.04                0.93
            45.00(less than)to(less than or equal to) 50.00               68         $4,733,321.17                2.05
            50.00(less than)to(less than or equal to) 55.00               50         $3,334,521.58                1.44
            55.00(less than)to(less than or equal to) 60.00               86         $6,583,865.40                2.85
            60.00(less than)to(less than or equal to) 65.00              134        $10,563,808.05                4.57
            65.00(less than)to(less than or equal to) 70.00              228        $21,752,899.04                9.41
            70.00(less than)to(less than or equal to) 75.00              330        $30,933,136.44               13.37
            75.00(less than)to(less than or equal to) 80.00              664        $66,550,744.14               28.78
            80.00(less than)to(less than or equal to) 85.00              355        $33,191,867.19               14.35
            85.00(less than)to(less than or equal to) 90.00              416        $43,377,128.46               18.76
            90.00(less than)to(less than or equal to) 95.00               44         $4,055,334.61                1.75
            95.00(less than)to(less than or equal to) 100.00              33         $1,517,987.72                0.66
-----------------------------------------------------------------------------------------------------------------------
                                                      Total:            2,505       $231,279,410.83             100.00%
=======================================================================================================================

--------------------------------------------------------------------------------
                                       26
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------




                                 CURRENT BALANCE
                                                                                                             Percentage of
                                        Current Balance Range         Number of       Aggregate Unpaid       Cut-Off Date
                                                                       Mortgage      Principal Balance        Aggregate
                                                                        Loans                               Principal Bal
               0(less than)to(less than or equal to) 25,000              124         $2,438,943.37                1.05
          25,000(less than)to(less than or equal to) 50,000              663        $25,196,109.64               10.89
          50,000(less than)to(less than or equal to) 75,000              628        $38,921,165.21               16.83
         75,000(less than)to(less than or equal to) 100,000              366        $32,039,233.03               13.85
        100,000(less than)to(less than or equal to) 125,000              214        $24,009,907.55               10.38
        125,000(less than)to(less than or equal to) 150,000              144        $19,647,361.40                8.50
        150,000(less than)to(less than or equal to) 175,000               93        $14,987,204.78                6.48
        175,000(less than)to(less than or equal to) 200,000               58        $10,829,131.62                4.68
        200,000(less than)to(less than or equal to) 225,000               37         $7,905,548.06                3.42
        225,000(less than)to(less than or equal to) 250,000               35         $8,389,280.32                3.63
        250,000(less than)to(less than or equal to) 275,000               44        $11,506,676.40                4.98
        275,000(less than)to(less than or equal to) 300,000               23         $6,634,315.58                2.87
        300,000(less than)to(less than or equal to) 325,000               20         $6,227,159.94                2.69
        325,000(less than)to(less than or equal to) 350,000               14         $4,761,589.42                2.06
        350,000(less than)to(less than or equal to) 375,000               10         $3,648,212.79                1.58
        375,000(less than)to(less than or equal to) 400,000                8         $3,124,049.39                1.35
        400,000(less than)to(less than or equal to) 425,000                5         $2,076,677.39                0.90
        425,000(less than)to(less than or equal to) 450,000                4         $1,756,252.47                0.76
        450,000(less than)to(less than or equal to) 475,000                8         $3,701,423.39                1.60
        475,000(less than)to(less than or equal to) 500,000                7         $3,479,169.08                1.50
-----------------------------------------------------------------------------------------------------------------------
                                                       Total:            2,505       $231,279,410.83             100.00%
=======================================================================================================================



                                  PRODUCT TYPE

                                                                          Percentage of
         Product Type              Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
                    10 Yr Fixed               40         $1,555,420.99                0.67
                    12 Yr Fixed                9           $524,309.88                0.23
                    15 Yr Fixed              343        $18,258,442.59                7.89
                    20 Yr Fixed               56         $3,400,726.30                1.47
                    25 Yr Fixed                6           $478,296.97                0.21
                    30 Yr Fixed              867        $88,778,787.71               38.39
                    30/15Yr Bln            1,179       $118,103,675.51               51.07
                     30/5Yr Bln                1            $94,575.53                0.04
                     5 Yr Fixed                4            $85,175.35                0.04
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================


                                  PROPERTY TYPE
                                                                          Percentage of
         Property Type             Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
                     2-4 Family              133        $13,333,161.87                5.76
          High Rise Condominium               10         $1,071,104.50                0.46
           Low Rise Condominium               58         $4,522,404.98                1.96
           Manufactured Housing               97         $6,434,232.20                2.78
                            PUD               86        $11,599,928.53                5.02
         Single Family Attached               63         $4,122,823.08                1.78
         Single Family Detached            2,034       $188,923,253.64               81.69
                      Townhouse               23         $1,205,002.03                0.52
                        Unknown                1            $67,500.00                0.03
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================


--------------------------------------------------------------------------------
                                       27
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



                                 OWNER OCCUPANCY
                                                                          Percentage of
        Owner Occupancy            Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
                       Investor              214        $13,985,986.95                6.05
                        Primary            2,278       $215,722,669.06               93.27
                    Second Home               13         $1,570,754.82                0.68
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================



                                  DOCUMENTATION
                                                                          Percentage of
         Documentation             Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
             Full Documentation            2,028       $174,676,419.01               75.53
          Limited Documentation              129        $17,753,669.75                7.68
                       No Ratio               12         $1,046,265.95                0.45
                  Stated Income              336        $37,803,056.12               16.35
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================


                                  LOAN PURPOSE
                                                                          Percentage of
         Loan Purpose              Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
             Cash-Out Refinance            1,722       $152,091,561.91               65.76
                       Purchase              531        $50,794,576.17               21.96
                      Refinance              252        $28,393,272.75               12.28
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================


                                   LIEN STATUS
                                                                          Percentage of
          Lien Status              Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
                              1            2,270       $220,785,294.89               95.46
                              2              235        $10,494,115.94                4.54
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================


                                 CREDIT QUALITY
                                                                          Percentage of
            Credit                 Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
                              A+             271        $32,094,859.81               13.88
                              A              408        $37,028,579.64               16.01
                              A-             925        $93,852,487.17               40.58
                              B              506        $39,595,272.19               17.12
                              C              338        $25,354,988.92               10.96
                              D               57         $3,353,223.10                1.45
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================

--------------------------------------------------------------------------------
                                       28
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------

                             GEOGRAPHIC DISTRIBUTION
                                                                          Percentage of
             State                 Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
                         Alaska                4           $663,488.81                0.29
                        Arizona               44         $3,517,068.85                1.52
                       Arkansas               25         $1,677,379.61                0.73
                     California              305        $41,743,660.09               18.05
                       Colorado               63         $6,391,565.53                2.76
                    Connecticut               36         $4,039,091.97                1.75
                       Delaware               13         $1,113,317.56                0.48
           District of Columbia                9         $1,064,034.93                0.46
                        Florida              172        $13,913,538.38                6.02
                        Georgia              134        $11,983,511.68                5.18
                         Hawaii               25         $4,779,959.25                2.07
                          Idaho               15         $1,156,226.54                0.50
                       Illinois              105         $9,668,284.38                4.18
                        Indiana               85         $5,069,865.87                2.19
                           Iowa               33         $2,057,677.54                0.89
                         Kansas               33         $2,571,802.53                1.11
                       Kentucky               24         $2,019,834.24                0.87
                      Louisiana               70         $4,585,910.13                1.98
                       Maryland               37         $4,506,852.70                1.95
                  Massachusetts               14         $1,541,975.25                0.67
                       Michigan              139        $10,605,533.39                4.59
                      Minnesota               44         $4,840,755.79                2.09
                    Mississippi               26         $1,905,957.45                0.82
                       Missouri               61         $3,503,205.10                1.51
                        Montana                4           $276,435.14                0.12
                       Nebraska                5           $264,191.62                0.11
                         Nevada               13         $1,419,768.91                0.61
                  New Hampshire                6           $530,400.00                0.23
                     New Jersey               63         $6,915,743.41                2.99
                     New Mexico               14         $1,390,485.51                0.60
                       New York               54         $7,866,539.60                3.40
                 North Carolina               42         $3,456,044.76                1.49
                   North Dakota                1            $81,000.00                0.04
                           Ohio              126         $8,929,131.08                3.86
                       Oklahoma               33         $2,081,403.67                0.90
                         Oregon               34         $3,715,985.74                1.61
                   Pennsylvania              118         $9,305,623.46                4.02
                   Rhode Island                6           $544,114.92                0.24
                 South Carolina               21         $2,096,164.27                0.91
                   South Dakota                1           $132,300.00                0.06
                      Tennessee               93         $6,106,085.17                2.64
                          Texas              162        $12,398,345.27                5.36
                           Utah               25         $2,588,992.45                1.12
                        Vermont                1            $64,581.47                0.03
                       Virginia               87         $8,370,850.88                3.62
                     Washington               45         $5,282,229.31                2.28
                  West Virginia                9           $546,808.77                0.24
                      Wisconsin               21         $1,804,199.46                0.78
                        Wyoming                5           $191,488.39                0.08
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================


                                  AMORTIZATION
                                                                          Percentage of
         Amortization              Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                     Loans                               Principal Bal
               Fully Amortizing            1,325       $113,081,159.79               48.89
           Partially Amortizing            1,180       $118,198,251.04               51.11
-------------------------------------------------------------------------------------------
                         Total:            2,505       $231,279,410.83             100.00%
===========================================================================================

                             Deal Name: SASTA 2000-1

--------------------------------------------------------------------------------
                                       29
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------


                              Cut Off Date: 2/1/00
                                 Collateral: Adjustable Rate Mortgages
                                       Size: $117,085,572.81
                                       Mortgage Summary Report

------------------------------------------------------------------
                            Number of Loans:                1,016
                                Lien Status:       1st Lien Loans
                                      Index:6 mo LIBOR & 1 Yr CMT

        Aggregate Current Principal Balance:      $117,085,572.81
       Aggregate Original Principal Balance:      $117,147,233.00

------------------------------------------------------------------

       Weighted Average Gross Interest Rate:              10.221%
                  Gross Interest Rate Range:     7.010% - 13.990%

              Weighted Average Gross Margin:               6.288%
                         Gross Margin Range:      3.875% - 9.500%

            Weighted Average Gross Life Cap:              16.809%
                       Gross Life Cap Range:    13.010% - 20.125%

          Weighted Average Gross Life Floor:              10.136%
                     Gross Life Floor Range:     5.900% - 13.990%

------------------------------------------------------------------

          Average Current Principal Balance:          $115,241.71
         Average Original Principal Balance:          $115,302.39

          Maximum Current Principal Balance:          $879,543.79
          Minimum Current Principal Balance:           $23,900.00

         Maximum Original Principal Balance:          $880,000.00
         Minimum Original Principal Balance:           $23,900.00

      Weighted Average Rem Term to Mat Date:              358.162
                       Remaining Term Range:            339 - 360

     Weighted Average Age (First Pay to Paid                1.838
                                   Through):
                                  Age Range:               0 - 21

 Weighted Average Original Term to Mat Date:              360.000
                        Original Term Range:            360 - 360

              Weighted Average Original LTV:              78.772%
                         Original LTV Range:    20.000% - 95.000%

     Weighted Average Original Combined LTV:              78.772%
                Original Combined LTV Range:    20.000% - 95.000%

     Weighted Average Periodic Interest Cap:               1.121%
                Periodic Interest Cap Range:      1.000% - 3.000%

   Weighted Average Months to Interest Roll:               28.670
              Months to Interest Roll Range:               3 - 36

   Weighted Average Interest Roll Frequency:                6.016
              Interest Roll Frequency Range:               6 - 12

      Weighted Average Debt-to-Income Ratio:              39.934% (1)
                 Debt-to-Income Ratio Range:     6.444% - 76.029%

     Weighted Average Borrower Credit Score:              577.157 (2)
                Borrower Credit Score Range:            464 - 795
------------------------------------------------------------------
(1) Excludes 1 loan missing DTI ratio
(2) Excludes 34 loans missing FICO score

--------------------------------------------------------------------------------
                                       30
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------


                                     COUPON

                                                                                          Percentage of
                                                      Coupon Range         Number of    Aggregate Unpaid     Cut-Off Date
                                                                            Mortgage   Principal Balance       Aggregate
                                                                              Loans                          Principal Bal
          7.000%(less than)to(less than or equal to) 7.250%                 2          $252,895.28                 0.22
          7.250%(less than)to(less than or equal to) 7.500%                 1           $84,000.00                 0.07
          7.500%(less than)to(less than or equal to) 7.750%                 2          $337,330.87                 0.29
          7.750%(less than)to(less than or equal to) 8.000%                 7        $1,281,254.80                 1.09
          8.000%(less than)to(less than or equal to) 8.250%                 8        $1,360,638.98                 1.16
          8.250%(less than)to(less than or equal to) 8.500%                16        $1,888,073.72                 1.61
          8.500%(less than)to(less than or equal to) 8.750%                14        $1,825,838.25                 1.56
          8.750%(less than)to(less than or equal to) 9.000%                54        $7,144,643.57                 6.10
          9.000%(less than)to(less than or equal to) 9.250%                39        $5,698,810.76                 4.87
          9.250%(less than)to(less than or equal to) 9.500%                67        $8,540,084.25                 7.29
          9.500%(less than)to(less than or equal to) 9.750%                77        $9,107,161.68                 7.78
         9.750%(less than)to(less than or equal to) 10.000%               128       $16,008,308.18                13.67
        10.000%(less than)to(less than or equal to) 10.250%                80       $10,802,630.95                 9.23
        10.250%(less than)to(less than or equal to) 10.500%                99       $11,090,250.02                 9.47
        10.500%(less than)to(less than or equal to) 10.750%                95        $9,855,509.98                 8.42
        10.750%(less than)to(less than or equal to) 11.000%               110       $12,253,119.84                10.47
        11.000%(less than)to(less than or equal to) 11.250%                63        $5,979,919.92                 5.11
        11.250%(less than)to(less than or equal to) 11.500%                43        $4,218,104.15                 3.60
        11.500%(less than)to(less than or equal to) 11.750%                25        $2,265,304.14                 1.93
        11.750%(less than)to(less than or equal to) 12.000%                43        $3,928,750.19                 3.36
        12.000%(less than)to(less than or equal to) 12.250%                 8          $792,418.37                 0.68
        12.250%(less than)to(less than or equal to) 12.500%                16        $1,098,933.54                 0.94
        12.500%(less than)to(less than or equal to) 12.750%                 9          $537,990.65                 0.46
        12.750%(less than)to(less than or equal to) 13.000%                 6          $485,830.86                 0.41
        13.000%(less than)to(less than or equal to) 13.250%                 1           $78,100.00                 0.07
        13.250%(less than)to(less than or equal to) 13.500%                 2           $94,200.00                 0.08
        13.750%(less than)to(less than or equal to) 14.000%                 1           $75,469.86                 0.06
------------------------------------------------------------------------------------------------------------------------
                                                     Total:             1,016      $117,085,572.81              100.00%
========================================================================================================================


                        REMAINING TERM TO STATED MATURITY

                                                                                      Percentage of
                                                Rem Term Range              Number of       Aggregate Unpaid       Cut-Off Date
                                                                            Mortgage       Principal Balance        Aggregate
                                                                             Loans                               Principal Bal
                336(less than)to(less than or equal to) 342                 1           $49,395.11                 0.04
                342(less than)to(less than or equal to) 348                 1           $41,786.86                 0.04
                348(less than)to(less than or equal to) 354                41        $4,910,857.75                 4.19
                354(less than)to(less than or equal to) 360               973      $112,083,533.09                95.73
----------------------------------------------------------------------------------------------------------------------------
                                                      Total:             1,016      $117,085,572.81              100.00%
=============================================================================================================================

--------------------------------------------------------------------------------
                                       31
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



                               ORIGINAL LTV RANGE

                                                                                                             Percentage of
                                         Original LTV Range            Number of       Aggregate Unpaid       Cut-Off Date
                                                                       Mortgage        Principal Balance        Aggregate
                                                                         Loans                                Principal Bal
            15.00(less than)to(less than or equal to) 20.00                 1           $26,990.88                 0.02
            20.00(less than)to(less than or equal to) 25.00                 1           $99,973.53                 0.09
            25.00(less than)to(less than or equal to) 30.00                 1           $24,900.00                 0.02
            30.00(less than)to(less than or equal to) 35.00                 5          $460,508.69                 0.39
            35.00(less than)to(less than or equal to) 40.00                 5          $333,944.23                 0.29
            40.00(less than)to(less than or equal to) 45.00                 7          $551,212.00                 0.47
            45.00(less than)to(less than or equal to) 50.00                13          $936,073.65                 0.80
            50.00(less than)to(less than or equal to) 55.00                15        $1,474,560.42                 1.26
            55.00(less than)to(less than or equal to) 60.00                22        $1,563,706.65                 1.34
            60.00(less than)to(less than or equal to) 65.00                57        $7,366,226.63                 6.29
            65.00(less than)to(less than or equal to) 70.00                93       $10,802,292.82                 9.23
            70.00(less than)to(less than or equal to) 75.00               132       $15,305,184.50                13.07
            75.00(less than)to(less than or equal to) 80.00               267       $32,330,426.82                27.61
            80.00(less than)to(less than or equal to) 85.00               194       $20,808,883.66                17.77
            85.00(less than)to(less than or equal to) 90.00               195       $24,113,945.06                20.60
            90.00(less than)to(less than or equal to) 95.00                 8          $886,743.27                 0.76
------------------------------------------------------------------------------------------------------------------------
                                                     Total:             1,016      $117,085,572.81              100.00%
========================================================================================================================



                           ORIGINAL COMBINED LTV RANGE

                                                                                                            Percentage of
                                         Original CLTV Range           Number of       Aggregate Unpaid       Cut-Off Date
                                                                       Mortgage       Principal Balance        Aggregate
                                                                         Loans                               Principal Bal
            15.00(less than)to(less than or equal to) 20.00                 1           $26,990.88                 0.02
            20.00(less than)to(less than or equal to) 25.00                 1           $99,973.53                 0.09
            25.00(less than)to(less than or equal to) 30.00                 1           $24,900.00                 0.02
            30.00(less than)to(less than or equal to) 35.00                 5          $460,508.69                 0.39
            35.00(less than)to(less than or equal to) 40.00                 5          $333,944.23                 0.29
            40.00(less than)to(less than or equal to) 45.00                 7          $551,212.00                 0.47
            45.00(less than)to(less than or equal to) 50.00                13          $936,073.65                 0.80
            50.00(less than)to(less than or equal to) 55.00                15        $1,474,560.42                 1.26
            55.00(less than)to(less than or equal to) 60.00                22        $1,563,706.65                 1.34
            60.00(less than)to(less than or equal to) 65.00                57        $7,366,226.63                 6.29
            65.00(less than)to(less than or equal to) 70.00                93       $10,802,292.82                 9.23
            70.00(less than)to(less than or equal to) 75.00               132       $15,305,184.50                13.07
            75.00(less than)to(less than or equal to) 80.00               267       $32,330,426.82                27.61
            80.00(less than)to(less than or equal to) 85.00               194       $20,808,883.66                17.77
            85.00(less than)to(less than or equal to) 90.00               195       $24,113,945.06                20.60
            90.00(less than)to(less than or equal to) 95.00                 8          $886,743.27                 0.76
------------------------------------------------------------------------------------------------------------------------
                                                     Total:             1,016      $117,085,572.81              100.00%
========================================================================================================================


--------------------------------------------------------------------------------
                                       32
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------




                                 CURRENT BALANCE

                                                                                                             Percentage of
                                        Current Balance Range          Number of       Aggregate Unpaid       Cut-Off Date
                                                                       Mortgage       Principal Balance        Aggregate
                                                                         Loans                               Principal Bal
               0(less than)to(less than or equal to) 25,000                 4           $98,591.32                 0.08
          25,000(less than)to(less than or equal to) 50,000               118        $4,837,800.87                 4.13
          50,000(less than)to(less than or equal to) 75,000               250       $15,869,097.79                13.55
         75,000(less than)to(less than or equal to) 100,000               182       $15,935,856.44                13.61
        100,000(less than)to(less than or equal to) 125,000               134       $14,996,257.06                12.81
        125,000(less than)to(less than or equal to) 150,000               107       $14,767,119.46                12.61
        150,000(less than)to(less than or equal to) 175,000                71       $11,585,654.86                 9.90
        175,000(less than)to(less than or equal to) 200,000                39        $7,248,996.06                 6.19
        200,000(less than)to(less than or equal to) 225,000                29        $6,242,976.18                 5.33
        225,000(less than)to(less than or equal to) 250,000                26        $6,170,714.34                 5.27
        250,000(less than)to(less than or equal to) 275,000                21        $5,453,237.98                 4.66
        275,000(less than)to(less than or equal to) 300,000                10        $2,898,806.05                 2.48
        300,000(less than)to(less than or equal to) 325,000                 6        $1,860,625.88                 1.59
        325,000(less than)to(less than or equal to) 350,000                 2          $685,703.96                 0.59
        350,000(less than)to(less than or equal to) 375,000                 4        $1,438,321.41                 1.23
        375,000(less than)to(less than or equal to) 400,000                 3        $1,182,500.00                 1.01
        400,000(less than)to(less than or equal to) 425,000                 1          $405,000.00                 0.35
        425,000(less than)to(less than or equal to) 450,000                 1          $439,123.95                 0.38
        450,000(less than)to(less than or equal to) 475,000                 1          $460,000.00                 0.39
        475,000(less than)to(less than or equal to) 500,000                 1          $488,000.00                 0.42
        525,000(less than)to(less than or equal to) 550,000                 1          $534,400.00                 0.46
        600,000(less than)to(less than or equal to) 625,000                 3        $1,860,076.09                 1.59
        725,000(less than)to(less than or equal to) 750,000                 1          $747,169.32                 0.64
        875,000(less than)to(less than or equal to) 900,000                 1          $879,543.79                 0.75
-----------------------------------------------------------------------------------------------------------------------
                                                     Total:             1,016      $117,085,572.81              100.00%
=======================================================================================================================




                                  PRODUCT TYPE

                                                                          Percentage of
         Product Type               Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage        Principal Balance        Aggregate
                                      Loans                                Principal Bal
                           1CMT                 4          $316,050.00                 0.27
                     2Yr/6Libor               455       $50,794,404.06                43.38
                     3Yr/6Libor               553       $65,249,414.58                55.73
                         6Libor                 4          $725,704.17                 0.62
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================

--------------------------------------------------------------------------------
                                       33
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



                                  PROPERTY TYPE

                                                                          Percentage of
         Property Type              Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage       Principal Balance        Aggregate
                                      Loans                               Principal Bal
                     2-4 Family                37        $4,474,509.46                 3.82
                  Deminimus PUD                 2          $161,024.48                 0.14
          High Rise Condominium                 7        $1,080,523.66                 0.92
           Low Rise Condominium                47        $4,873,315.98                 4.16
           Manufactured Housing                27        $2,092,361.42                 1.79
                            PUD                55        $8,440,719.28                 7.21
         Single Family Attached                13        $2,302,127.14                 1.97
         Single Family Detached               822       $93,189,422.04                79.59
                      Townhouse                 6          $471,569.35                 0.40
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================


                                 OWNER OCCUPANCY

                                                                          Percentage of
        Owner Occupancy             Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage      Principal Balance        Aggregate
                                      Loans                              Principal Bal
                       Investor                62        $4,716,218.21                 4.03
                        Primary               949      $111,998,021.66                95.65
                    Second Home                 5          $371,332.94                 0.32
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================

                                  DOCUMENTATION

                                                                          Percentage of
         Documentation              Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage       Principal Balance        Aggregate
                                      Loans                               Principal Bal
             Full Documentation               784       $86,078,796.96                73.52
          Limited Documentation                52        $7,548,896.26                 6.45
                  Stated Income               180       $23,457,879.59                20.03
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================

                                  LOAN PURPOSE

                                                                          Percentage of
         Loan Purpose               Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage        Principal Balance        Aggregate
                                      Loans                                Principal Bal
             Cash-Out Refinance               491       $56,780,140.10                48.49
                       Purchase               421       $47,685,841.82                40.73
                      Refinance               104       $12,619,590.89                10.78
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================


--------------------------------------------------------------------------------
                                       34
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------




                                   LIEN STATUS

                                                                          Percentage of
          Lien Status               Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage       Principal Balance        Aggregate
                                      Loans                               Principal Bal
                              1             1,016      $117,085,572.81               100.00
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================

                                 CREDIT QUALITY

                                                                          Percentage of
            Credit                  Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage       Principal Balance        Aggregate
                                      Loans                               Principal Bal
                              A+               10        $1,388,822.17                 1.19
                              A                45        $7,652,392.34                 6.54
                              A-              432       $53,172,761.43                45.41
                              B               276       $28,724,854.46                24.53
                              C               209       $21,561,903.37                18.42
                              D                44        $4,584,839.04                 3.92
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================



                               GROSS MARGIN RANGE

                                                                                                             Percentage of
                                         Gross Margin Range            Number of       Aggregate Unpaid       Cut-Off Date
                                                                        Mortgage       Principal Balance        Aggregate
                                                                         Loans                               Principal Bal

          3.750%(less than)to(less than or equal to) 4.000%                 4        $1,471,943.79                 1.26
          4.000%(less than)to(less than or equal to) 4.250%                 2          $161,081.16                 0.14
          4.250%(less than)to(less than or equal to) 4.500%                 5          $471,984.13                 0.40
          4.500%(less than)to(less than or equal to) 4.750%                 5        $1,737,196.47                 1.48
          4.750%(less than)to(less than or equal to) 5.000%                24        $3,718,774.61                 3.18
          5.000%(less than)to(less than or equal to) 5.250%                49        $5,757,410.26                 4.92
          5.250%(less than)to(less than or equal to) 5.500%                73        $7,708,478.77                 6.58
          5.500%(less than)to(less than or equal to) 5.750%                47        $5,877,579.00                 5.02
          5.750%(less than)to(less than or equal to) 6.000%               142       $16,124,210.68                13.77
          6.000%(less than)to(less than or equal to) 6.250%               108       $11,819,533.34                10.09
          6.250%(less than)to(less than or equal to) 6.500%               185       $21,428,420.82                18.30
          6.500%(less than)to(less than or equal to) 6.750%                94        $9,862,955.30                 8.42
          6.750%(less than)to(less than or equal to) 7.000%               145       $16,894,296.34                14.43
          7.000%(less than)to(less than or equal to) 7.250%                73        $8,817,859.33                 7.53
          7.250%(less than)to(less than or equal to) 7.500%                27        $2,589,983.26                 2.21
          7.500%(less than)to(less than or equal to) 7.750%                12          $931,472.58                 0.80
          7.750%(less than)to(less than or equal to) 8.000%                 6          $572,466.63                 0.49
          8.000%(less than)to(less than or equal to) 8.250%                 7          $537,970.90                 0.46
          8.250%(less than)to(less than or equal to) 8.500%                 5          $322,911.23                 0.28
          8.500%(less than)to(less than or equal to) 8.750%                 1          $191,568.21                 0.16
          9.250%(less than)to(less than or equal to) 9.500%                 2           $87,476.00                 0.07
-----------------------------------------------------------------------------------------------------------------------
                                                     Total:             1,016      $117,085,572.81              100.00%
=======================================================================================================================

--------------------------------------------------------------------------------
                                       35

This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



                              GROSS LIFE CAP RANGE

                                                                                                             Percentage of
                                           Life Cap Range              Number of       Aggregate Unpaid       Cut-Off Date
                                                                       Mortgage        Principal Balance        Aggregate
                                                                         Loans                                Principal Bal
          13.00%(less than)to(less than or equal to) 13.50%                 2          $252,895.28                 0.22
          13.50%(less than)to(less than or equal to) 14.00%                 9        $1,618,585.67                 1.38
          14.00%(less than)to(less than or equal to) 14.50%                23        $3,435,612.70                 2.93
          14.50%(less than)to(less than or equal to) 15.00%                46        $5,992,696.12                 5.12
          15.00%(less than)to(less than or equal to) 15.50%                55        $7,794,938.40                 6.66
          15.50%(less than)to(less than or equal to) 16.00%               105       $13,671,233.74                11.68
          16.00%(less than)to(less than or equal to) 16.50%               117       $13,898,319.08                11.87
          16.50%(less than)to(less than or equal to) 17.00%               175       $20,855,240.32                17.81
          17.00%(less than)to(less than or equal to) 17.50%               149       $17,312,080.12                14.79
          17.50%(less than)to(less than or equal to) 18.00%               159       $16,246,760.79                13.88
          18.00%(less than)to(less than or equal to) 18.50%                80        $7,799,892.79                 6.66
          18.50%(less than)to(less than or equal to) 19.00%                61        $5,634,213.34                 4.81
          19.00%(less than)to(less than or equal to) 19.50%                23        $1,666,329.68                 1.42
          19.50%(less than)to(less than or equal to) 20.00%                11          $828,674.78                 0.71
          20.00%(less than)to(less than or equal to) 20.50%                 1           $78,100.00                 0.07
-----------------------------------------------------------------------------------------------------------------------
                                                     Total:             1,016      $117,085,572.81              100.00%
=======================================================================================================================

                             GROSS LIFE FLOOR RANGE


                                                                                                            Percentage of
                                          Life Floor Range             Number of       Aggregate Unpaid       Cut-Off Date
                                                                       Mortgage       Principal Balance        Aggregate
                                                                         Loans                               Principal Bal
            5.50%(less than)to(less than or equal to) 6.00%                 2          $649,808.42                 0.55
            6.00%(less than)to(less than or equal to) 6.50%                 2          $290,225.00                 0.25
            6.50%(less than)to(less than or equal to) 7.00%                 2          $167,400.00                 0.14
            7.00%(less than)to(less than or equal to) 7.50%                 8          $921,233.17                 0.79
            7.50%(less than)to(less than or equal to) 8.00%                20        $3,325,645.98                 2.84
            8.00%(less than)to(less than or equal to) 8.50%                25        $3,697,187.70                 3.16
            8.50%(less than)to(less than or equal to) 9.00%                66        $8,527,523.40                 7.28
            9.00%(less than)to(less than or equal to) 9.50%               102       $13,807,447.50                11.79
           9.50%(less than)to(less than or equal to) 10.00%               196       $23,406,323.37                19.99
          10.00%(less than)to(less than or equal to) 10.50%               175       $21,107,517.15                18.03
          10.50%(less than)to(less than or equal to) 11.00%               201       $21,630,239.44                18.47
          11.00%(less than)to(less than or equal to) 11.50%               106       $10,198,024.07                 8.71
          11.50%(less than)to(less than or equal to) 12.00%                68        $6,194,054.33                 5.29
          12.00%(less than)to(less than or equal to) 12.50%                24        $1,891,351.91                 1.62
          12.50%(less than)to(less than or equal to) 13.00%                15        $1,023,821.51                 0.87
          13.00%(less than)to(less than or equal to) 13.50%                 3          $172,300.00                 0.15
          13.50%(less than)to(less than or equal to) 14.00%                 1           $75,469.86                 0.06
------------------------------------------------------------------------------------------------------------------------
                                                     Total:             1,016      $117,085,572.81              100.00%
========================================================================================================================


                              PERIODIC INTEREST CAP

                                                                          Percentage of
     Periodic Interest Cap          Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage        Principal Balance        Aggregate
                                      Loans                               Principal Bal
                          1.00%               781       $90,049,439.89                76.91
                          1.50%               226       $26,198,844.46                22.38
                          2.00%                 6          $612,985.62                 0.52
                          3.00%                 3          $224,302.84                 0.19
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================


--------------------------------------------------------------------------------
                                       36
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



                             NEXT INTEREST ROLL DATE

                                                                          Percentage of
        Next Roll Date              Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage        Principal Balance        Aggregate
                                      Loans                                Principal Bal
                         5/1/00                 1           $49,395.11                 0.04
                         7/1/00                 3          $473,004.17                 0.40
                         8/1/00                 1          $252,700.00                 0.22
                        11/1/00                 1           $41,786.86                 0.04
                         1/1/01                 3          $256,050.00                 0.22
                         2/1/01                 1           $60,000.00                 0.05
                         4/1/01                 2          $199,597.27                 0.17
                         5/1/01                 2          $334,567.83                 0.29
                         6/1/01                 1           $43,219.10                 0.04
                        6/28/01                 1          $141,444.63                 0.12
                         7/1/01                 5          $746,677.42                 0.64
                         7/5/01                 1           $85,223.01                 0.07
                         7/8/01                 1           $50,867.50                 0.04
                         7/9/01                 1          $130,159.12                 0.11
                        7/22/01                 1          $124,511.78                 0.11
                         8/1/01                11        $1,293,003.32                 1.10
                         8/3/01                 1           $90,729.43                 0.08
                        8/10/01                 1          $303,508.56                 0.26
                        8/11/01                 1           $99,777.45                 0.09
                        8/16/01                 1           $49,362.76                 0.04
                         9/1/01                24        $2,328,660.52                 1.99
                         9/7/01                 1           $61,088.64                 0.05
                         9/9/01                 1          $439,123.95                 0.38
                        10/1/01                14        $1,556,170.18                 1.33
                        11/1/01                38        $4,739,101.85                 4.05
                        12/1/01               101       $11,080,612.13                 9.46
                        12/6/01                 1          $104,939.46                 0.09
                         1/1/02               215       $23,671,071.18                20.22
                         2/1/02                28        $3,029,805.00                 2.59
                         4/1/02                 2          $147,181.01                 0.13
                         5/1/02                 4          $333,437.55                 0.28
                         6/1/02                 2          $469,372.21                 0.40
                         7/1/02                 5          $618,344.56                 0.53
                         8/1/02                 2          $193,251.44                 0.17
                         9/1/02                17        $1,808,424.78                 1.54
                        10/1/02                22        $2,504,407.04                 2.14
                       10/18/02                 1           $79,930.61                 0.07
                        11/1/02                28        $3,968,207.68                 3.39
                       11/18/02                 1           $67,960.89                 0.06
                       11/23/02                 1           $60,256.78                 0.05
                        12/1/02               133       $18,918,010.32                16.16
                        12/8/02                 2          $161,026.94                 0.14
                       12/10/02                 1           $59,982.79                 0.05
                       12/20/02                 1          $122,363.99                 0.10
                       12/23/02                 1           $53,979.67                 0.05
                       12/28/02                 1           $24,991.32                 0.02
                         1/1/03               245       $26,325,600.00                22.48
                         1/5/03                 1           $67,500.00                 0.06
                         1/6/03                 1           $63,750.00                 0.05
                        1/19/03                 1          $113,050.00                 0.10
                        1/20/03                 1          $223,000.00                 0.19
                        1/21/03                 1           $36,500.00                 0.03
                         2/1/03                79        $8,828,885.00                 7.54
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================

--------------------------------------------------------------------------------
                                       37
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.

--------------------------------------------------------------------------------
                                            Saxon Asset Securities  Trust 2000-1
                                                         Computational Materials
--------------------------------------------------------------------------------



                             GEOGRAPHIC DISTRIBUTION

                                                                          Percentage of
             State                  Number of       Aggregate Unpaid       Cut-Off Date
                                    Mortgage        Principal Balance        Aggregate
                                      Loans                                Principal Bal
                         Alaska                 4          $655,279.43                 0.56
                        Arizona                28        $3,501,640.15                 2.99
                       Arkansas                 6          $513,006.16                 0.44
                     California               215       $35,502,008.02                30.32
                       Colorado                31        $3,595,876.98                 3.07
                    Connecticut                14        $1,870,282.65                 1.60
                       Delaware                 3          $256,950.00                 0.22
           District of Columbia                 1          $165,321.61                 0.14
                        Florida                50        $5,103,985.21                 4.36
                        Georgia                26        $2,636,590.79                 2.25
                         Hawaii                 6        $1,108,956.56                 0.95
                          Idaho                12        $1,265,978.47                 1.08
                       Illinois                62        $7,454,692.73                 6.37
                        Indiana                33        $3,003,712.30                 2.57
                           Iowa                14          $829,650.00                 0.71
                         Kansas                 2          $231,846.44                 0.20
                       Kentucky                13        $1,120,558.58                 0.96
                      Louisiana                19        $1,621,615.83                 1.38
                       Maryland                12        $1,265,243.24                 1.08
                  Massachusetts                16        $2,239,228.52                 1.91
                       Michigan                37        $2,915,305.57                 2.49
                      Minnesota                18        $1,740,333.07                 1.49
                    Mississippi                 6          $536,724.06                 0.46
                       Missouri                33        $1,981,786.40                 1.69
                        Montana                 1           $84,863.42                 0.07
                       Nebraska                 1           $34,350.00                 0.03
                         Nevada                18        $2,455,632.67                 2.10
                  New Hampshire                 1           $50,867.50                 0.04
                     New Jersey                13        $2,049,101.71                 1.75
                     New Mexico                 4          $296,647.90                 0.25
                       New York                 7          $667,040.94                 0.57
                 North Carolina                 9          $708,449.98                 0.61
                   North Dakota                 1           $51,975.73                 0.04
                           Ohio                47        $3,751,517.21                 3.20
                       Oklahoma                 7          $505,662.26                 0.43
                         Oregon                14        $1,605,561.89                 1.37
                   Pennsylvania                28        $2,436,436.45                 2.08
                   Rhode Island                 1           $95,000.00                 0.08
                 South Carolina                 4          $334,467.02                 0.29
                   South Dakota                 2          $125,267.92                 0.11
                      Tennessee                 7          $496,155.91                 0.42
                          Texas                70        $6,417,554.94                 5.48
                           Utah                19        $2,763,096.93                 2.36
                       Virginia                28        $3,196,634.71                 2.73
                     Washington                57        $6,169,209.13                 5.27
                  West Virginia                 2          $160,612.99                 0.14
                      Wisconsin                13        $1,444,076.70                 1.23
                        Wyoming                 1           $68,816.13                 0.06
--------------------------------------------------------------------------------------------
                         Total:             1,016      $117,085,572.81              100.00%
============================================================================================

--------------------------------------------------------------------------------
                                       38
This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Prudential Securities Incorporated Advisor immediately. This structural Term Sheet supersedes any previous structural
Term Sheets and will be superseded by the structural information in the Prospectus Supplement.